UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22752

Nuveen Intermediate Duration Municipal Term Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN

Closed-End Funds

Nuveen
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report May 31, 2017

NID
Nuveen Intermediate Duration Municipal Term Fund

NIQ
Nuveen Intermediate Duration Quality Municipal Term Fund

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage	10

Common Share Information	11

Risk Considerations	13

Performance Overview and Holding Summaries	14

Shareholder Meeting Report	18

Report of Independent Registered Public Accounting Firm	19

Portfolios of Investments	20

Statement of Assets and Liabilities	49

Statement of Operations	50

Statement of Changes in Net Assets	51

Statement of Cash Flows	52

Financial Highlights	54

Notes to Financial Statements	56

Additional Fund Information	69

Glossary of Terms Used in this Report	70

Reinvest Automatically, Easily and Conveniently	72

Annual Investment Management Agreement Approval Process	73

Board Members & Officers	80

NUVEEN	3

Chairman’s Letter to Shareholders

Dear Shareholders,

Whether politics or the economy will prevail over the financial markets this year has been a much-analyzed question. After the U.S. presidential election, stocks rallied to new all-time highs, bonds tumbled, and business and consumer sentiment grew pointedly optimistic. But, to what extent the White House can translate rhetoric into stronger economic and corporate earnings growth remains to be seen. Stock prices have experienced upward momentum driven by positive economic news and earnings growth, inflation is ticking higher and interest rates are higher amid the Federal Reserve (Fed) rate hikes.

At the year’s halfway point, the political landscape and its implications for the economy continue to be reevaluated. The lack of success in reforming health care policy has cast doubts on the president’s ability to move his agenda of pro-growth legislation forward. Additionally, Brexit negotiations in the U.K. face new uncertainties in light of the reshuffling of Parliament following the June snap election.

Nevertheless, there is a case for optimism. The jobs recovery, firming wages, the housing market and confidence measures are supportive of continued expansion in the economy. The Fed enacted a series of interest rate hikes in December 2016, March 2017 and June 2017, a vote of confidence that its employment and inflation targets are generally on track. Economies outside the U.S. have strengthened in recent months, possibly heralding the beginnings of a global synchronized recovery. Furthermore, the populist/nationalist undercurrent that helped deliver President Trump’s win and triggered the U.K.’s Brexit remained in the minority during both March’s Dutch general election and May’s French presidential election, easing the political uncertainty surrounding Germany’s elections later this year.

In the meantime, the markets will be focused on economic sentiment surveys along with “hard” data such as consumer and business spending to gauge the economy’s progress. With the Fed now signaling its intention to begin shrinking its balance sheet in addition to raising interest rates, policy moves that are more aggressive than expected could spook the markets and potentially stifle economic growth. On the political economic front, President Trump’s other signature platform plank, protectionism, is arguably anti-growth. We expect some churning in the markets as these issues sort themselves out.

Market volatility readings have been remarkably low of late, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider
Chairman of the Board
July 24, 2017

4	NUVEEN

Portfolio Managers’ Comments

Nuveen Intermediate Duration Municipal Term Fund (NID)
Nuveen Intermediate Duration Quality Municipal Term Fund (NIQ)

These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio managers John V. Miller, CFA, Timothy T. Ryan, CFA, Steven M. Hlavin and Daniel J. Close, CFA, discuss U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of these two Nuveen Funds. John, Tim and Steve have managed NID since its inception in December 2012 and Dan has managed NIQ since its inception in February 2013.

What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended May 31, 2017?

During the twelve-month reporting period, the U.S. economy continued to grow moderately, now ranking the current expansion as the third-longest since World War II, according to the National Bureau of Economic Research. The second half of 2016 saw a short-term boost in economic activity, driven by a one-time jump in exports during the third quarter, but the economy resumed a below-trend pace thereafter. The Bureau of Economic Analysis reported an annual growth rate of 1.2% for the U.S. economy in the first quarter of 2017, as measured by the “second” estimate of real gross domestic product (GDP), which is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. By comparison, the annual GDP growth rate in the fourth quarter of 2016 was 2.1%.

Despite the slowdown in early 2017, other data pointed to positive momentum. The labor market continued to tighten, inflation ticked higher, and consumer and business confidence surveys reflected optimism about the economy’s prospects. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.3% in May 2017 from 4.7% in May 2016 and job gains averaged around 181,000 per month for the past twelve months. Higher oil prices helped drive a steady increase in inflation over this reporting period. The Consumer Price Index (CPI) increased 1.9% over the twelve-month reporting period ended May 31, 2017 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 1.7% during the same period, slightly below the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%. The housing market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.5% annual gain in April 2017 (most recent data available at the time this report was prepared) (effective July 26, 2016, the

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

S&P/Case-Shiller U.S. National Home Price Index was renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 4.9% and 5.7%, respectively.

The Fed’s policy making committee raised its main benchmark interest rate in December 2016, March 2017 and June 2017 (subsequent to the close of this reporting period). These moves were widely expected by the markets and, while the Fed acknowledged in its June 2017 statement that inflation has remained unexpectedly low, an additional increase is anticipated later in 2017 as the Fed seeks to gradually “normalize” interest rates. Also after the June 2017 meeting, the Fed revealed its plan to begin shrinking its balance sheets by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The timing of this is less certain, however, as it depends on whether the economy performs in line with the Fed’s expectations.

Politics also dominated the headlines in this reporting period with two major electoral surprises: the U.K.’s vote to leave the European Union and Donald Trump’s win in the U.S. presidential race. Market volatility increased as markets digested the initial shocks, but generally recovered and, in the case of the “Trump rally,” U.S. equities saw significant gains. Investors also closely watched elections across Europe. To the markets’ relief, more mainstream candidates were elected in the Dutch and French elections in the spring of 2017. However, Britain’s June 2017 snap election unexpectedly overturned the Conservative Party’s majority in Parliament, which increased uncertainties about the Brexit negotiation process.

For the municipal bond market, performance was defined by a major sell-off in municipal bonds following the presidential election and the market’s subsequent recovery in the first half of 2017. Prior to the election, municipal bond mutual funds had been drawing steady inflows from September 2015 to October 2016, which kept demand outpacing supply and supported prices. However, beginning in mid-October 2016, demand began to soften in anticipation of a Fed rate hike. Municipal bond prices continued to fall in November after President Trump’s win triggered rising inflation and interest rate expectations as well as speculation on tax code changes, and in December 2016 due to tax-loss selling. A sharp rise in interest rates after the election fueled a reversal in municipal bond fund flow. Municipal bond funds experienced large outflows in the fourth quarter of 2016, especially in the high yield municipal segment, which drove mutual fund managers to sell positions to help meet investor redemptions. At the same time, new issuance spiked in October 2016, further contributing to excess supply and exacerbating falling prices and credit spread widening.

However, stabilizing market conditions in December 2016 gave way to a rally in the first quarter of 2017. Concerns that the new administration’s fiscal, tax and health care policy agenda could have a potentially negative impact on municipal bonds eased somewhat. By the end of the reporting period, interest rates reached a higher level than where they began.

In the reporting period overall, municipal bond issuance nationwide totaled $421.0 billion, an 8.1% gain from the issuance for the twelve-month period ended May 31, 2016. Gross issuance remains robust as issuers continue to actively and aggressively refund their outstanding debt given the low interest rate environment. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40%-60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. In fact, the total municipal bonds outstanding has actually declined in each of the past four calendar years. So, the gross is surging, but the net is not and this was an overall positive technical factor on municipal bond investment performance in recent years. However, as interest rates moved higher, the pace of refunding deals began to moderate.

6	NUVEEN

Although the municipal bond market experienced widening credit spreads over a short period after the election, the trend was more attributable to technical conditions than a change in the fundamental backdrop. Despite the U.S. economy’s rather sluggish recovery, improving state and local balance sheets have contributed to generally good credit fundamentals. Higher tax revenue growth, better expense management and a more cautious approach to new debt issuance have led to credit upgrades and stable credit outlooks for many state and local issuers. While some pockets of weakness continued to grab headlines, including Illinois, New Jersey and Puerto Rico, their problems were largely contained, with minimal spillover into the broader municipal market.

What key strategies were used to manage NID and NIQ during the twelve-month reporting period ended May 31, 2017?

The reporting period encompassed two distinct phases. From June 2016 to November 2016, municipal bonds experienced tightening credit spreads and falling interest rates, amid a scarcity of supply. After the presidential election, however, municipal bonds sold off sharply, widening credit spreads and giving back the market’s year-to-date gains. Conditions then stabilized in late 2016 and early 2017, as political consensus among the White House and Congress seemed less likely and economic data were under-whelming. Credit spreads tightened, while yields on an absolute basis remained at higher levels.

In this environment, our trading activity continued to focus on pursuing the Funds’ investment objectives. We continued to seek bonds in areas of the market that we expected to perform well as the economy continued to improve. The Funds’ positioning emphasized intermediate maturities, lower rated credits and sectors offering higher yields. To fund these purchases, we generally reinvested the proceeds from called and maturing bonds. In some cases, we sold bonds that we believed had deteriorating fundamentals or could be traded for a better relative value, as well as selling short-dated, higher quality issues that we tend to hold over short timeframes as a source of liquidity.

NID’s buying activity was more concentrated in the second half of the reporting period, after widening credit spreads in the fourth quarter 2016 sell-off presented better long-term investment opportunities. Additions to NID’s portfolio represented a diverse range of sectors and primarily lower grade credit quality. To fund these purchases, we used the proceeds from called and maturing bonds. We also reinvested the cash from selling some Virgin Islands positions and Illinois state general obligation (GO) bonds because of our concerns about weakening credit conditions in the territory and state, respectively. NIQ also bought across a number of sectors in the second half of the reporting period, adding two dedicated tax credits, two gas prepay bonds (which municipal utilities issue to help control the cost of their gas supply), a public utility bond and a water and sewer credit. All of these bonds offer medium credit quality and intermediate duration profiles. In addition, we took advantage of a near-term pricing opportunity at the very shortest end of the yield curve to buy daily and weekly floating rate securities for use as sources of liquidity for future purchases.

As of May 31, 2017, both of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement. As part of our duration management strategies, NID and NIQ also used duration shortening forward interest rate swaps to help maintain the Funds’ ten-year maximum duration mandate. Early in the reporting period, NIQ eliminated its duration hedge and did not hold any forward interest rate swap position as of the end of the reporting period. Since interest rates increased during the holding period, the swaps had a negligible impact on performance.

NUVEEN	7

Portfolio Managers’ Comments (continued)

How did NID and NIQ perform during the twelve-month reporting period ended May 31, 2017?

The tables in each Fund's Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the one-year and since-inception periods ended May 31, 2017. Each Fund's total returns at common share net asset value (NAV) are compared with the performance of a corresponding market index.

For the twelve months ended May 31, 2017, the total returns at common share NAV for NID and NIQ underperformed the returns for the S&P Intermediate Duration Municipal Yield Index, the S&P Municipal Bond Intermediate Index, respectively, as well as the S&P Municipal Bond Index.

The main factors influencing the Funds’ relative performance during this reporting period were duration and yield curve positioning, ratings allocations, sector positioning and credit selection. In addition, the use of regulatory leverage was an important factor affecting the performance of the Funds. Leverage is discussed in more detail later in the Fund Leverage section of this report.

NID modestly benefited from a duration profile longer than that of the benchmark. Despite yields increasing over the reporting period, the Fund’s longer duration allowed it to benefit from steeper parts of the yield curve that offered greater total return opportunities. In NIQ, strong results from the two shortest dated buckets in the portfolio contributed positively to performance.

On a credit ratings basis, both Funds were well served by overweight allocations to below investment grade bonds. These lower quality categories outperformed high quality (AAA and AA rated) bonds in this reporting period. Non-rated bonds were also a stronger performing segment in this reporting period, which was advantageous to NID’s performance due to the Fund’s overweight exposure to non-rated bonds.

The better performing sectors in the municipal bond market over this reporting period included tobacco, health care, housing and Puerto Rico, while tax supported bonds (such as GOs and appropriation bonds) and the pre-refunded sector underperformed. For NID, overweight allocations to health care and tobacco were positive contributors. However, NIQ’s lack of exposure to Puerto Rico bonds was a meaningful detractor from performance. Puerto Rico bonds performed strongly during this reporting period due to positive sentiment surrounding new legislation designed to help the Commonwealth manage its debt burden. Correspondingly, the Fund’s underweight allocation to the utility sector was also unfavorable, as the sector includes a significant amount of the Puerto Rico utility bonds known as PREPA bonds, which rallied along with other Commonwealth-issued bonds during this reporting period. NIQ was also boosted by its exposure to tobacco settlement bonds, but its allocation to the appropriation sector had a negative impact on performance.

One of the weaker performing individual credits during this reporting period was FirstEnergy Solutions, in which both Funds held a small position. Bonds issued by this investor-owned electric utility, a subsidiary of FirstEnergy Corporation, were laggards early in the reporting period as falling natural gas prices ignited more competition for electricity generators and providers. In November 2016, FirstEnergy Solutions lost additional value, when the company’s management raised the possibility of bankruptcy as part of its plan to exit the competitive power generation business within 18 months. In the final months of the reporting period, however, FirstEnergy Solutions bonds staged a partial comeback largely due to the overall strength of the municipal market. Through the end of the reporting period, FirstEnergy had met all of its debt service obligations. Positive contributions from our selections in lower grade, higher duration bonds helped offset some of the detraction of these bonds.

8	NUVEEN

An Update Involving Puerto Rico

As noted in the Funds’ previous shareholder reports, we continue to monitor situations in the broader municipal market for any impact on the Funds’ holdings and performance: Puerto Rico’s ongoing debt restructuring is one such case. Puerto Rico began warning investors in 2014 the island’s debt burden might prove to be unsustainable and the Commonwealth pursued various strategies to deal with this burden.

In June 2016, President Obama signed the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA) into law. The legislation established an independent Financial Oversight and management Board charged with restructuring Puerto Rico’s financial operations and encouraging economic development. In addition to creating an oversight board, PROMESA also provides a legal framework and court-supervised debt restructuring process that enables Puerto Rico to adjust its debt obligations. In March 2017, the oversight board certified a ten-year fiscal plan projecting revenues, expenditures and a primary fiscal surplus available for debt service over the plan horizon. The fiscal plan was considered quite detrimental to creditors, identifying available resources to pay only about 24% of debt service due over the ten year term. In May 2017, the oversight board initiated a bankruptcy-like process for the general government, general obligation debt, the Puerto Rico Sales Tax Financing Corporation (COFINA), the Highways and Transportation Authority (HTA), and the Employee Retirement System. Officials have indicated more public corporations could follow. As of June 2017 (subsequent to the close of this reporting period), Puerto Rico has defaulted on many of its debt obligations, including GO bonds.

In terms of Puerto Rico holdings, shareholders should note that NID had limited exposure, which was insured, to Puerto Rico debt during this reporting period, generally totaling under 0.5%, while NIQ had no exposure to Puerto Rico bonds. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). Puerto Rico general obligation debt is currently in default and rated Caa3/D/D by Moody’s, S&P and Fitch, respectively, with negative outlooks.

A Note About Investment Valuations

The municipal securities held by the Funds are valued by the Funds’ pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. These differences could be significant, both as to such individual securities, and as to the value of a given Fund’s portfolio in its entirety. Thus, the current net asset value of a Fund’s shares may be impacted, higher or lower, if the Fund were to change its pricing service, or if its pricing service were to materially change its valuation methodology. On October 4, 2016, the Funds’ current municipal bond pricing service was acquired by the parent company of another pricing service. The two services have not yet combined their valuation organizations and process, but it was recently announced that combination is scheduled to take place on October 16, 2017 (subject to change). Such changes could have an impact on the net asset value of each Fund’s shares.

NUVEEN	9

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage had a positive impact on the performance of both Funds over this reporting period.

As of May 31, 2017, the Funds’ percentages of leverage are as shown in the accompanying table.

	NID	NIQ
Effective Leverage*	36.57%	36.12%
Regulatory Leverage*	21.37%	23.14%

*	Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

As of May 31, 2017, the Funds have issued and outstanding Variable Rate MuniFund Term Preferred (VMTP) Shares as shown in the accompanying table.

	VMTP Shares
		Shares Issued at
		Liquidation
	Series	Preference
NID	2018	$175,000,000
NIQ	2018	$55,000,000

Refer to Notes to Financial Statements, Note 4 — Fund Shares, Preferred Shares for further details on VMTP Shares and each Fund’s respective transactions.

10	NUVEEN

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of May 31, 2017. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common
	Share Amounts
Monthly Distributions (Ex-Dividend Date)	NID	NIQ
June 2016	$0.0570	$0.0450
July	0.0570	0.0450
August	0.0570	0.0450
September	0.0570	0.0425
October	0.0570	0.0425
November	0.0570	0.0425
December	0.0550	0.0415
January	0.0550	0.0415
February	0.0550	0.0415
March	0.0530	0.0415
April	0.0530	0.0415
May 2017	0.0530	0.0415
Total Monthly Per Share Distributions	$0.6660	$0.5115
Ordinary Income Distribution*	$0.0018	$—
Total Distributions from Net Investment Income	$0.6678	$0.5115
Yields
Market Yield**	4.75%	3.79%
Taxable-Equivalent Yield**	6.60%	5.26%

*	Distribution paid in December 2016.

**	Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28.0%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield would be lower.

Each Fund in this report seeks to pay regular monthly dividends out of their net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

NUVEEN	11

Common Share Information (continued)

As of May 31, 2017, the Funds had positive UNII balances for tax purposes. NID had a positive UNII balance while NIQ had a negative UNII balance for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.

COMMON SHARE REPURCHASES

During August 2016, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of May 31, 2017, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NID	NIQ
Common shares cumulatively repurchased and retired	0	0
Common shares authorized for repurchase	4,690,000	1,310,000

OTHER COMMON SHARE INFORMATION

As of May 31, 2017, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NID	NIQ
Common share NAV	$13.72	$13.95
Common share price	$13.39	$13.15
Premium/(Discount) to NAV	(2.41)%	(5.73)%
12-month average premium/(discount) to NAV	(2.79)%	(6.23)%

12	NUVEEN

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Intermediate Duration Municipal Term Fund (NID)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks, including the Fund’s limited term and inverse floater risk, see the Fund’s web page at www.nuveen.com/NID.

Nuveen Intermediate Duration Quality Municipal Term Fund (NIQ)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks, including the Fund’s limited term and inverse floater risk, see the Fund’s web page at www.nuveen.com/NIQ.

NUVEEN	13

NID
Nuveen Intermediate Duration Municipal Term Fund
Performance Overview and Holding Summaries as of May 31, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of May 31, 2017

	Average Annual
		Since
	1-Year	Inception
NID at Common Share NAV	1.49%	3.88%
NID at Common Share Price	2.84%	2.60%
S&P Intermediate Duration Municipal Yield Index	2.80%	3.61%
S&P Municipal Bond Index	1.57%	2.79%

Since inception returns are from 12/05/12. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

14	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	125.4%
Short-Term Municipal Bonds	1.3%
Other Asset Less Liabilities	2.2%
Net Assets Plus Floating Rate Obligations & VMTP Shares, net of deferred offering costs	128.9%
Floating Rate Obligations	(1.7)%
VMTP Shares, net of deferred
offering costs	(27.2)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	4.4%
AA	24.0%
A	14.9%
BBB	19.8%
BB or Lower	21.1%
N/R (not rated)	15.8%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	24.2%
Health Care	14.2%
Consumer Staples	7.8%
Tax Obligation/General	7.8%
Transportation	7.7%
Education and Civic Organizations	7.6%
Industrials	7.5%
Utilities	7.1%
U.S. Guaranteed	4.7%
Other	11.4%
Total	100%

States and Territories
(as a % of total investments)
Illinois	13.6%
Florida	8.4%
California	7.2%
Texas	6.4%
Michigan	6.0%
New Jersey	6.0%
Ohio	5.8%
New York	5.2%
Pennsylvania	5.0%
Colorado	4.0%
Indiana	2.6%
Alabama	2.5%
Guam	2.3%
Washington	2.2%
Wisconsin	1.8%
Kansas	1.8%
Other	19.2%
Total	100%

NUVEEN	15

NIQ
Nuveen Intermediate Duration Quality Municipal Term Fund
Performance Overview and Holding Summaries as of May 31, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of May 31, 2017

	Average Annual
		Since
	1-Year	Inception
NIQ at Common Share NAV	1.20%	3.43%
NIQ at Common Share Price	1.06%	1.26%
S&P Municipal Bond Intermediate Index	1.71%	2.92%
S&P Municipal Bond Index	1.57%	3.06%

Since inception returns are from 2/07/13. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

16	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	127.4%
Short-Term Municipal Bonds	1.5%
Other Asset Less Liabilities	1.2%
Net Assets Plus VMTP Shares, net of deferred offering costs	130.1%
VMTP Shares, net of deferred offering costs	(30.1)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	10.2%
AA	32.5%
A	21.6%
BBB	21.8%
BB or Lower	8.1%
N/R (not rated)	5.8%
Total	100%

Portfolio Composition
(% of total investments)
Utilities	19.9%
Tax Obligation/Limited	17.6%
Health Care	13.7%
Transportation	13.6%
Tax Obligation/General	8.1%
Education and Civic Organizations	7.4%
Consumer Staples	5.8%
Water and Sewer	5.4%
Other	8.5%
Total	100%

States and Territories
(as a % of total investments)
California	13.4%
Illinois	11.0%
Texas	8.3%
Florida	7.2%
New Jersey	5.3%
Tennessee	4.8%
Michigan	4.7%
Ohio	4.4%
Colorado	4.3%
Pennsylvania	3.2%
Alabama	3.1%
Missouri	2.0%
Maine	1.9%
Kentucky	1.7%
Iowa	1.7%
Arizona	1.6%
Massachusetts	1.5%
Other	19.9%
Total	100%

NUVEEN	17

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen on April 6, 2017 for NID and NIQ; at this meeting the shareholders were asked to elect Board Members.

	NID		NIQ
	Common and		Common and
	Preferred		Preferred
	shares voting		shares voting
	together	Preferred	together	Preferred
	as a class	Shares	as a class	Shares
Approval of the Board Members was reached as follows:
William Adams IV
For	41,859,495	—	10,544,742	—
Withhold	580,700	—	113,985	—
Total	42,440,195	—	10,658,727	—
William C. Hunter
For	—	1,750	—	550
Withhold	—	—	—	—
Total	—	1,750	—	550
David J. Kundert
For	41,805,830	—	10,522,809	—
Withhold	634,365	—	135,918	—
Total	42,440,195	—	10,658,727	—
John K. Nelson
For	41,879,172	—	10,544,742	—
Withhold	561,023	—	113,985	—
Total	42,440,195	—	10,658,727	—
William J. Schneider
For	—	1,750	—	550
Withhold	—	—	—	—
Total	—	1,750	—	550
Terence J. Toth
For	41,865,711	—	10,544,742	—
Withhold	574,484	—	113,985	—
Total	42,440,195	—	10,658,727	—

18	NUVEEN

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Nuveen Intermediate Duration Municipal Term Fund
Nuveen Intermediate Duration Quality Municipal Term Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Intermediate Duration Municipal Term Fund and Nuveen Intermediate Duration Quality Municipal Term Fund (the “Funds”) as of May 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through May 31, 2014 were audited by other auditors whose report dated July 28, 2014 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of May 31, 2017, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Chicago, Illinois
July 26, 2017

NUVEEN	19

NID
Nuveen Intermediate Duration Municipal Term Fund
	Portfolio of Investments	May 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 125.4% (99.0% of Total Investments)
	MUNICIPAL BONDS – 125.4% (99.0% of Total Investments)
	Alabama – 3.1% (2.5% of Total Investments)
$235	Jefferson County Public Building Authority, Alabama, Lease Revenue Warrants, Series 2006, 5.125%, 4/01/21 – AMBAC Insured	8/17 at 100.00	B1	$235,750
7,000	Jefferson County, Alabama, General Obligation Refunding Warrants, Series 2003A, 5.000%, 4/01/22 – NPFG Insured	8/17 at 100.00	AA–	7,022,330
665	Jefferson County, Alabama, General Obligation Warrants, Series 2004A, 5.000%, 4/01/18 – NPFG Insured	8/17 at 100.00	AA–	667,121
	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
10,000	5.250%, 1/01/20	8/17 at 100.00	A–	10,031,900
200	5.500%, 1/01/22 – AGM Insured	8/17 at 100.00	AA	200,638
2,000	5.250%, 1/01/23	8/17 at 100.00	A–	2,006,380
20,100	Total Alabama			20,164,119
	Alaska – 0.3% (0.2% of Total Investments)
2,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	8/17 at 100.00	B3	1,965,020
	Arizona – 1.5% (1.2% of Total Investments)
785	Arizona Health Facilities Authority, Health Care Facilities Revenue Bonds, The Beatitudes Campus Project, Series 2006, 5.100%, 10/01/22	8/17 at 100.00	N/R	786,099
2,000	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A, 5.000%, 2/01/27	2/22 at 100.00	BBB+	2,225,700
695	Estrella Mountain Ranch Community Facilities District, Goodyear City, Arizona, Special Assessment Revenue Bonds, Montecito Assessment District 2, Series 2015, 4.750%, 7/01/30	7/25 at 100.00	N/R	684,860
	Florence Town Inc., Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional School Project – Queen Creek and Casa Grande Campuses, Series 2013:
60	4.000%, 7/01/18	No Opt. Call	Ba1	60,480
1,050	5.000%, 7/01/23	No Opt. Call	Ba1	1,119,699
85	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 6.250%, 7/01/32	7/21 at 100.00	BB+	92,872
	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Guam Facilities Foundation, Inc. Project, Series 2014:
1,295	5.000%, 2/01/18	No Opt. Call	B+	1,305,787
1,000	5.125%, 2/01/34	2/24 at 100.00	B+	954,100
760	Pima County Industrial Development Authority, Arizona, Education Facility Revenue and Refunding Bonds, Edkey Charter Schools Project, Series 2013, 5.000%, 7/01/25	7/20 at 102.00	BB	700,097
800	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 5.000%, 7/01/19 (ETM)	No Opt. Call	N/R (4)	866,152
853	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 5.750%, 7/01/22	8/17 at 100.00	N/R	839,770
9,383	Total Arizona			9,635,616
	California – 9.1% (7.2% of Total Investments)
100	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 5.300%, 10/01/23 (Pre-refunded 10/01/17) – AMBAC Insured	10/17 at 100.00	Aaa	101,502
2,490	Alvord Unified School District, Riverside County, California, General Obligation Bonds, Tender Option Bond Trust 3306, 23.860%, 8/01/30 – NPFG Insured (IF) (5)	No Opt. Call	AA	5,700,481

20	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$865	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 6.875%, 3/01/26 (Pre-refunded 3/01/21)	3/21 at 100.00	N/R (4)	$999,153
750	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 4740, 3.881%, 4/01/36 (IF) (5)	10/26 at 100.00	AA	787,140
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A:
500	5.250%, 12/01/29	12/24 at 100.00	BB+	556,235
2,500	5.250%, 12/01/34	12/24 at 100.00	BB+	2,767,300
2,300	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.000%, 12/01/27	6/26 at 100.00	BB	2,637,019
5,000	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Second Lien Series 2010B, 5.750%, 8/01/26	8/20 at 100.00	N/R	5,522,700
3,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A, 0.000%, 1/15/29 – AGM Insured (6)	No Opt. Call	AA	2,680,770
5,005	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.000%, 6/01/33	6/17 at 100.00	B+	5,029,524
1,225	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A, 5.500%, 9/01/17 – SYNCORA GTY Insured	No Opt. Call	N/R	1,238,573
310	Indio Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Subordinate Lien Refunding Series 2008A, 5.000%, 8/15/23	8/18 at 100.00	BBB–	324,158
755	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007, 4.625%, 6/01/21	6/17 at 100.00	N/R	755,234
250	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 7.000%, 8/01/32	8/21 at 100.00	A	301,032
2,430	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 5.500%, 11/01/19 (ETM)	No Opt. Call	Ba1 (4)	2,570,989
5,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29 (Pre-refunded 11/01/19)	11/19 at 100.00	Ba1 (4)	5,683,800
700	Redwood City, California, Special Tax Refunding Bonds, Redwood Shores Community Facilities District 99-1, Shores Transportation Improvement Project, Series 2012B, 5.000%, 9/01/29	9/22 at 100.00	N/R	762,412
305	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8 Scott Road, Series 2013, 4.000%, 9/01/21	No Opt. Call	N/R	330,114
500	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westbrook, Series 2014, 5.000%, 9/01/29	9/24 at 100.00	N/R	558,025
2,395	San Bernardino Joint Powers Financing Authority, California, Tax Allocation Bonds, Series 2005A, 5.750%, 10/01/24 – AGM Insured	No Opt. Call	AA	2,908,129
260	San Diego, California, Community Facilities District 3 Liberty Station Special Tax Refunding Bonds Series 2013, 5.000%, 9/01/20	No Opt. Call	N/R	286,863
100	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Refunding Series 2006D, 5.000%, 8/01/18 – AMBAC Insured	8/17 at 100.00	A+	100,683
420	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2003, 5.000%, 8/01/25 – FGIC Insured	8/17 at 100.00	AA–	425,321
550	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2007B, 5.000%, 8/01/19 – SYNCORA GTY Insured	8/17 at 100.00	A+	553,745
1,500	Tejon Ranch Public Facilities Financing Authority, California, Special Tax Bonds, Community Facilities District 2008-1 Tejon Industrial Complex East 2012A, 5.000%, 9/01/32	3/23 at 100.00	N/R	1,628,400
1,500	Tejon Ranch Public Facilities Financing Authority, California, Special Tax Bonds, Community Facilities District 2008-1 Tejon Industrial Complex East 2012B, 5.000%, 9/01/32	3/23 at 100.00	N/R	1,628,400
10,000	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2005A-2, 5.400%, 6/01/27	6/17 at 100.00	B+	10,000,500
1,440	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 4.750%, 6/01/23	8/17 at 100.00	Ba2	1,443,456

NUVEEN	21

NID	Nuveen Intermediate Duration Municipal Term Fund
	Portfolio of Investments (continued)	May 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$100	Vernon, California, Electric System Revenue Bonds, Series 2009A, 5.125%, 8/01/21 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (4)	$106,245
240	Vernon, California, Electric System Revenue Bonds, Series 2009A, 5.125%, 8/01/21	8/19 at 100.00	A–	258,794
52,490	Total California			58,646,697
	Colorado – 5.1% (4.0% of Total Investments)
505	Bromley Park Metropolitan District 2, Brighton, Colorado, General Obligation Bonds, Refunding Series 2007A, 4.375%, 12/01/18 – RAAI Insured	12/17 at 100.00	AA	508,277
2,120	Bromley Park Metropolitan District 3, Brighton, Colorado, General Obligation Bonds, Refunding & Improvement Series 2007, 4.750%, 12/01/37 – RAAI Insured	12/17 at 100.00	AA	2,128,395
4,005	Castle Oaks Metropolitan District, Castle Rock, Douglas County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2012, 5.500%, 12/01/22 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (4)	4,097,035
630	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools Project, Series 2010B, 6.125%, 11/01/20	No Opt. Call	B	658,205
500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Series 2008A, 6.750%, 8/01/28 (Pre-refunded 8/01/18)	8/18 at 100.00	N/R (4)	530,350
145	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Littleton Preparatory Charter School, Series 2013, 5.000%, 12/01/22	No Opt. Call	BB+	155,196
800	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Long-Term Care National Obligated Group Project, Series 2010A, 5.250%, 11/15/20 (ETM)	No Opt. Call	N/R (4)	858,568
889	Colorado Housing Finance Authority, Colorado, Revenue Bonds, Confluence Energy LLC Project, Series 2013, 6.875%, 10/01/27 (7)	No Opt. Call	N/R	889,412
3,270	Colorado Springs, Colorado, Utilities System Revenue Bonds, Tender Option Bond Trust 2015-XF0223, 11.692%, 11/15/30 (IF)	11/22 at 100.00	AA	4,390,694
	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Tender Option Bond Trust 2016-XF2354:
100	19.413%, 3/01/25 (IF) (5)	No Opt. Call	AA–	210,685
300	19.413%, 3/01/26 (IF) (5)	No Opt. Call	AA–	645,165
430	19.370%, 3/01/27 (IF) (5)	No Opt. Call	AA–	936,776
725	19.413%, 3/01/28 (IF) (5)	No Opt. Call	AA–	1,570,749
200	19.413%, 3/01/29 (IF) (5)	No Opt. Call	AA–	431,200
1,000	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United Air Lines Corporation, Series 2007A, 5.250%, 10/01/32 (Alternative Minimum Tax)	10/17 at 100.00	BB–	1,010,300
2,000	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016, 5.000%, 12/01/26	No Opt. Call	Baa2	2,380,860
5,715	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	AA–	4,220,928
860	Fitzsimons Village Metropolitan District 3, Arapahoe County, Colorado, Tax Increment/Public Improvement Fee Supported Revenue Bonds, Series 2014A, 5.750%, 3/01/32	3/20 at 100.00	N/R	864,687
250	Lincoln Park Metropolitan District, Douglas County, Colorado, General Obligation Refunding and Improvement Bonds, Series 2008, 5.625%, 12/01/20 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (4)	255,977
	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013:
500	5.000%, 12/01/18	No Opt. Call	N/R	519,870
1,000	5.000%, 12/01/21	No Opt. Call	N/R	1,084,230
215	Rendezvous Residential Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 5.200%, 12/01/17 (ETM)	No Opt. Call	N/R (4)	219,741
870	SouthGlenn Metropolitan District, Colorado, Special Revenue Bonds, Refunding Series 2016, 3.000%, 12/01/21	No Opt. Call	N/R	863,632
3,150	Westminster Economic Development Authority, Colorado, Tax Increment Revenue Bonds, Mandalay Gardens Urban Renewal Project, Series 2012, 5.000%, 12/01/27	12/22 at 100.00	A+	3,503,934
30,179	Total Colorado			32,934,866

22	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Connecticut – 0.0% (0.0% of Total Investments)
$7,055	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate Series 2013A, 0.240%, 7/01/31, PIK, (7)	No Opt. Call	N/R	$273,156
	District of Columbia – 0.8% (0.6% of Total Investments)
	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013:
500	4.000%, 10/01/19	No Opt. Call	BB+	500,645
500	4.000%, 10/01/20	No Opt. Call	BB+	498,775
670	4.000%, 10/01/21	No Opt. Call	BB+	663,508
	District of Columbia, Tax Increment Revenue Bonds, Gallery Place Project, Tender Option Bond Trust 2016-XF2341:
745	18.811%, 6/01/29 (IF) (5)	6/21 at 100.00	AA	1,178,851
785	18.744%, 6/01/30 (IF) (5)	6/21 at 100.00	AA	1,272,650
520	18.811%, 6/01/31 (IF) (5)	6/21 at 100.00	AA	844,272
3,720	Total District of Columbia			4,958,701
	Florida – 10.6% (8.4% of Total Investments)
1,625	Arborwood Community Development District, Florida, Capital Improvement Revenue Bonds, Master Infrastructure Projects, Series 2005A-2, 5.350%, 5/01/36	8/17 at 100.00	N/R	1,625,146
	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A:
425	5.000%, 11/15/20	No Opt. Call	BBB	466,357
150	5.000%, 11/15/23	No Opt. Call	BBB	172,480
720	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Series 2015, 5.000%, 5/01/30	5/25 at 100.00	N/R	711,209
7,200	Cape Coral Health Facilities Authority, Florida, Senior Housing Revenue Bonds, Gulf Care Inc. Project, Series 2015, 5.750%, 7/01/30	7/25 at 100.00	N/R	7,636,176
430	Capital Projects Finance Authority, Florida, Student Housing Revenue Bonds, Capital Projects Loan Program – Florida Universities, Series 2001F, 5.000%, 10/01/31 – NPFG Insured	8/17 at 100.00	AA–	430,060
2,200	Capital Trust Agency, Florida, Fixed Rate Air Cargo Revenue Refunding Bonds, Aero Miami FX, LLC Project, Series 2010A, 5.350%, 7/01/29	7/20 at 100.00	Baa3	2,331,318
1,000	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria University, Refunding Series 2013A, 4.500%, 6/01/23	6/17 at 100.00	BBB–	1,043,900
2,205	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2011A, 6.500%, 6/15/21	No Opt. Call	BB	2,354,697
920	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Doral Breeze Project Series 2012, 5.125%, 11/01/22	No Opt. Call	N/R	959,900
	Jacksonville Economic Development Commission, Florida, Health Care Facilities Revenue Bonds, Florida Proton Therapy Institute Project, Series 2007A:
215	6.000%, 9/01/17	No Opt. Call	N/R	217,232
1,500	6.250%, 9/01/27	9/17 at 100.00	N/R	1,506,810
	Lake Powell Residential Golf Community Development District, Bay County, Florida, Special Assessment Revenue Refunding Bonds, Series 2012:
1,025	5.250%, 11/01/22	No Opt. Call	N/R	1,081,949
1,305	5.750%, 11/01/32	11/23 at 100.00	N/R	1,364,652
2,115	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A, 5.250%, 6/15/27	6/17 at 100.00	BB	2,115,592
395	Madison County, Florida, First Mortgage Revenue Bonds, Twin Oaks Project, Series 2005A, 6.000%, 7/01/25 (7)	8/17 at 100.00	N/R	232,718
4,000	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 3.950%, 12/15/21 (Alternative Minimum Tax)	6/20 at 100.00	Baa2	4,122,360

NUVEEN	23

NID	Nuveen Intermediate Duration Municipal Term Fund
	Portfolio of Investments (continued)	May 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Tender Option Bond Trust 2016-XG0099:
$700	18.190%, 7/01/22 (IF) (5)	No Opt. Call	A	$1,274,105
820	18.190%, 7/01/23 (IF) (5)	7/22 at 100.00	A	1,570,546
1,115	18.190%, 7/01/24 (IF) (5)	7/22 at 100.00	A	2,035,377
800	18.190%, 7/01/25 (IF) (5)	7/22 at 100.00	A	1,450,840
920	Miromar Lakes Community Development District, Lee County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012, 4.875%, 5/01/22	No Opt. Call	N/R	968,447
1,750	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 16, Refunding Series 2012, 5.125%, 8/01/22	No Opt. Call	N/R	1,833,037
500	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH Corporation Obligated Group, Refunding Series 2014, 5.000%, 12/01/25	12/24 at 100.00	BBB+	582,830
900	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical Center, Series 2013A, 5.000%, 11/01/33	11/22 at 100.00	BBB+	966,519
355	Pelican Marsh Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 3.500%, 5/01/19	No Opt. Call	N/R	360,084
2,150	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A, 5.500%, 10/01/24	10/17 at 100.00	BBB	2,172,166
2,615	South Fork Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Series 2017, 4.000%, 5/01/31	5/27 at 100.00	BBB	2,737,094
1,735	South-Dade Venture Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2012, 5.000%, 5/01/26	5/22 at 100.00	BBB–	1,879,977
1,130	Stonegate Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 4.000%, 5/01/25	5/23 at 100.00	N/R	1,157,640
	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014B:
2,925	5.000%, 7/01/29	7/24 at 100.00	A–	3,324,760
2,350	5.000%, 7/01/30	7/24 at 100.00	A–	2,649,460
1,560	5.000%, 7/01/31	7/24 at 100.00	A–	1,746,108
1,400	5.000%, 7/01/32	7/24 at 100.00	A–	1,557,612
	Tampa–Hillsborough County Expressway Authority, Florida, Revenue Bonds, Tender Option Bond Trust 2016-XG0097:
400	18.291%, 7/01/27 (IF) (5)	7/22 at 100.00	A	708,500
290	18.291%, 7/01/28 (IF) (5)	7/22 at 100.00	A	506,050
1,000	13.260%, 7/01/29 (IF) (5)	7/22 at 100.00	A	1,384,400
1,000	13.260%, 7/01/30 (IF) (5)	7/22 at 100.00	A	1,358,350
1,000	18.291%, 7/01/31 (IF) (5)	7/22 at 100.00	A	1,724,100
1,695	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	8/17 at 100.00	N/R	1,695,034
1,480	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A2, 5.000%, 5/01/23	5/22 at 100.00	N/R	1,551,262
2,240	Verandah West Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Series 2013, 4.000%, 5/01/23	No Opt. Call	N/R	2,222,371
475	Vizcaya in Kendall Community Development District, Florida, Special Assessment Revenue Bonds, Phase Two Assessment Area, Refunding Series 2012A-2, 5.600%, 5/01/22	No Opt. Call	BBB–	506,478
60,735	Total Florida			68,295,703
	Georgia – 0.4% (0.3% of Total Investments)
2,000	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	Baa3	2,358,300
	Guam – 2.9% (2.3% of Total Investments)
	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A:
1,240	6.000%, 12/01/20	6/17 at 100.00	B+	1,279,965
325	6.875%, 12/01/40	12/20 at 100.00	B+	343,973

24	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Guam (continued)
$1,100	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2014A, 5.000%, 7/01/29	7/24 at 100.00	A–	$1,239,436
2,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.250%, 7/01/25	7/20 at 100.00	A–	2,160,060
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013:
1,365	5.250%, 7/01/24	7/23 at 100.00	A–	1,580,192
2,500	5.500%, 7/01/43	7/23 at 100.00	A–	2,786,250
670	Guam Government, General Obligation Bonds, 2009 Series A, 6.000%, 11/15/19	No Opt. Call	BB–	709,476
2,500	Guam Government, General Obligation Bonds, 2009 Series A, 6.750%, 11/15/29 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (4)	2,847,325
2,000	Guam Government, General Obligation Bonds, Series 2007A, 5.000%, 11/15/23 (Pre-refunded11/15/17)	11/17 at 100.00	BB– (4)	2,038,020
1,000	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.375%, 12/01/24 (Pre-refunded 12/01/19)	12/19 at 100.00	BBB+ (4)	1,108,230
2,025	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	2,285,415
200	Guam Power Authority, Revenue Bonds, Series 2014A, 5.000%, 10/01/31	10/24 at 100.00	BBB	220,334
16,925	Total Guam			18,598,676
	Hawaii – 1.3% (1.0% of Total Investments)
6,070	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2015, 5.000%, 7/01/20	1/19 at 100.00	N/R	6,124,691
490	Hawaii Housing Finance and Development Corporation, Multifamily Housing Revenue Bonds, Wilikina Apartments Project, Series 2012A, 4.250%, 5/01/22	No Opt. Call	BBB	501,339
1,550	Hawaii State Department of Transportation, Special Facility Revenue Bonds, Continental Airlines Inc., Series 1997, 5.625%, 11/15/27 (Alternative Minimum Tax)	8/17 at 100.00	BB–	1,556,076
8,110	Total Hawaii			8,182,106
	Illinois – 16.0% (12.6% of Total Investments)
7,680	CenterPoint Intermodal Center Program Trust, Illinois, Class A Certificates, Series 2004, 4.000%, 6/15/23	12/22 at 100.00	N/R	7,684,762
5,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Capital Improvement Revenues, Series 2016, 5.750%, 4/01/34	4/27 at 100.00	A	5,127,500
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2010F:
1,600	5.000%, 12/01/17	No Opt. Call	B+	1,585,456
685	5.000%, 12/01/18	No Opt. Call	B+	651,613
1,230	5.000%, 12/01/20	No Opt. Call	B+	1,130,481
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2008C:
1,250	5.000%, 12/01/22	12/18 at 100.00	B+	1,130,700
3,000	5.250%, 12/01/25	12/18 at 100.00	B+	2,635,290
1,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/26	12/25 at 100.00	B	1,014,170
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
1,470	0.000%, 12/01/22 – NPFG Insured	No Opt. Call	AA–	1,229,817
1,500	0.000%, 12/01/27 – NPFG Insured	No Opt. Call	AA–	990,075
2,514	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 35th and State Redevelopment Project, Series 2012, 6.100%, 1/15/29	12/17 at 100.00	N/R	2,456,045
226	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, MetraMarket Project, Series 2010, 6.870%, 2/15/24	8/17 at 100.00	Ba2	226,693
868	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Diversey-Narragansett Project, Series 2006, 7.460%, 2/15/26 (7)	8/17 at 100.00	N/R	613,805

NUVEEN	25

NID	Nuveen Intermediate Duration Municipal Term Fund
	Portfolio of Investments (continued)	May 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$2,465	Chicago, Illinois, General Obligation Bonds, Refunding Series 2008A, 5.250%, 1/01/33	1/18 at 100.00	BBB+	$2,465,173
2,680	Chicago, Illinois, General Obligation Bonds, Refunding Series 2012C, 5.000%, 1/01/23	1/22 at 100.00	BBB+	2,740,407
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
850	5.000%, 1/01/24	No Opt. Call	BBB+	867,637
1,500	5.000%, 1/01/25	No Opt. Call	BBB+	1,529,325
	Cook County, Illinois, General Obligation Bonds, Tender Option Bond Trust 2015-XF0124:
1,000	17.836%, 11/15/29 (IF) (5)	11/22 at 100.00	AA–	1,307,050
3,040	17.836%, 11/15/33 (IF) (5)	11/22 at 100.00	AA–	4,415,296
1,100	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B–	1,128,765
	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007:
1,650	5.000%, 12/01/21	8/17 at 100.00	BBB	1,652,805
4,000	5.000%, 12/01/26	8/17 at 100.00	BBB	4,004,160
5,530	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B–	5,674,609
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Tender Option Bond Trust 2016-XF2339:
480	17.981%, 9/01/21 (IF) (5)	No Opt. Call	BBB	770,621
330	17.949%, 9/01/21 (IF) (5)	No Opt. Call	BBB	529,422
435	17.935%, 9/01/22 (IF) (5)	No Opt. Call	BBB	730,939
2,960	Illinois Finance Authority, Revenue Bonds, Friendship Village of Schaumburg, Series 2005A, 5.375%, 2/15/25	8/17 at 100.00	BB–	2,961,184
	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series 2006A:
2,680	5.000%, 4/01/24	8/17 at 100.00	Baa3	2,681,126
1,950	5.000%, 4/01/26	8/17 at 100.00	Baa3	1,950,448
2,000	5.000%, 4/01/31	8/17 at 100.00	Baa3	1,999,840
	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013:
650	4.000%, 5/15/18	No Opt. Call	Baa1	663,780
770	4.000%, 5/15/19	No Opt. Call	Baa1	802,147
895	5.000%, 5/15/20	No Opt. Call	Baa1	969,607
1,035	5.000%, 5/15/21	No Opt. Call	Baa1	1,143,716
1,210	5.000%, 5/15/22	No Opt. Call	Baa1	1,359,508
1,575	5.000%, 5/15/24	5/22 at 100.00	Baa1	1,748,565
120	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care Corporation, Refunding Series 2009, 6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (4)	132,091
	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care Corporation, Refunding Series 2009:
100	6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (4)	109,911
3,280	6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	BBB– (4)	3,610,493
620	Illinois Finance Authority, Revenue Bonds, Swedish Covenant Hospital, Refunding Series 2010A, 5.000%, 8/15/17 (ETM)	No Opt. Call	BBB+ (4)	625,344
2,500	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014, 5.000%, 6/15/27 – AGM Insured	6/24 at 100.00	AA	2,810,675
4,300	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001, 0.000%, 6/15/23 – AMBAC Insured	No Opt. Call	BBB–	3,540,577
1,500	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/26	No Opt. Call	BBB	1,588,665
1,870	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/24	1/20 at 100.00	Baa2	1,924,193
	Illinois State, General Obligation Bonds, Refunding Series 2012:
1,750	5.000%, 8/01/22	No Opt. Call	Baa2	1,866,130
4,000	5.000%, 8/01/23 – AGM Insured	No Opt. Call	AA	4,484,080
2,000	Illinois State, General Obligation Bonds, Tender Option Bond Trust 2015-XF1010, 14.808%, 8/01/23 – AGM Insured (IF) (5)	No Opt. Call	AA	2,968,160

26	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$4,270	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B, 5.000%, 12/15/28	6/22 at 100.00	BBB–	$4,499,256
	Romeoville, Illinois, Revenue Bonds, Lewis University Project, Series 2015:
1,100	5.000%, 10/01/25	4/25 at 100.00	BBB+	1,286,186
200	5.000%, 10/01/26	4/25 at 100.00	BBB+	231,626
2,500	Wauconda, Illinois, Special Service Area 1 Special Tax Bonds, Liberty Lake Project, Refunding Series 2015, 5.000%, 3/01/33 – BAM Insured	3/25 at 100.00	AA	2,810,250
98,918	Total Illinois			103,060,174
	Indiana – 3.2% (2.6% of Total Investments)
1,250	Carmel, Indiana, Revenue Bonds, Barrington of Carmel Project, Series 2012A, 6.000%, 11/15/22	No Opt. Call	N/R	1,349,937
4,345	Indiana Finance Authority, Educational Facilities Revenue Bonds, 21st Century Charter School Project, Series 2013A, 6.000%, 3/01/33	3/23 at 100.00	B+	4,136,397
650	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.000%, 10/01/21	10/19 at 100.00	B–	649,993
965	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Indiana Inc. Project, Series 2016, 6.250%, 12/01/24	No Opt. Call	N/R	1,012,468
990	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Northwest Indiana Inc. Project, Series 2016, 6.250%, 12/01/24	No Opt. Call	N/R	1,038,698
5,590	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2010, 6.000%, 12/01/26	6/20 at 100.00	B	5,691,794
6,330	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.000%, 12/01/19	No Opt. Call	B	6,618,268
340	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013, 5.875%, 1/01/24 (Alternative Minimum Tax)	No Opt. Call	N/R	382,531
20,460	Total Indiana			20,880,086
	Iowa – 2.2% (1.7% of Total Investments)
	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
4,640	5.000%, 12/01/19	No Opt. Call	B	4,766,254
1,150	5.500%, 12/01/22	12/18 at 100.00	B	1,175,783
2,100	5.250%, 12/01/25	12/23 at 100.00	B	2,175,936
3,990	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/26	6/18 at 105.00	B	4,108,144
	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Series 2013:
180	4.000%, 9/01/18 (ETM)	No Opt. Call	N/R (4)	186,665
200	3.000%, 9/01/19 (ETM)	No Opt. Call	N/R (4)	208,206
1,500	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	1,500,105
13,760	Total Iowa			14,121,093
	Kansas – 2.2% (1.8% of Total Investments)
2,000	Kansas Development Finance Authority Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Tender Option Bond Trust 2016-XG0056, 19.074%, 11/15/32 (IF) (5)	5/22 at 100.00	AA	3,342,900
310	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Tender Option Bond Trust 2015-XF2190, 15.625%, 11/15/32 (IF) (5)	5/22 at 100.00	AA	477,862
200	Kansas Power Pool, a Municipal Energy Agency Electric Utility Revenue Bonds, DogWood Facility, Series 2015A, 5.000%, 12/01/28	12/25 at 100.00	A3	232,474
1,750	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.250%, 1/01/32 – AMBAC Insured	8/17 at 100.00	BB+	1,750,245
2,000	Overland Park, Kansas, Sales Tax Revenue Bonds, Prairiefire Community Improvement District No. 1 Project, Series 2012B, 6.100%, 12/15/34	12/22 at 100.00	N/R	1,791,700

NUVEEN	27

NID	Nuveen Intermediate Duration Municipal Term Fund
	Portfolio of Investments (continued)	May 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kansas (continued)
$8,000	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate Project, Series 2012, 5.250%, 12/15/29	12/22 at 100.00	N/R	$6,802,720
14,260	Total Kansas			14,397,901
	Kentucky – 0.8% (0.6% of Total Investments)
	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A:
3,000	5.000%, 6/01/30	6/27 at 100.00	BBB	3,420,900
1,315	5.000%, 6/01/31	6/27 at 100.00	BBB	1,490,908
4,315	Total Kentucky			4,911,808
	Louisiana – 1.6% (1.2% of Total Investments)
	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011:
1,850	6.250%, 7/01/26	8/17 at 100.00	BB	1,854,348
780	5.625%, 7/01/26	7/21 at 100.00	BB	833,804
60	6.250%, 7/01/31	7/21 at 100.00	BB	65,854
1,500	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB	1,528,260
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2011:
250	5.250%, 5/15/22 (Pre-refunded 5/15/21)	5/21 at 100.00	A3 (4)	289,715
500	6.250%, 5/15/31 (Pre-refunded 5/15/21)	5/21 at 100.00	A3 (4)	598,715
1,000	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/22	No Opt. Call	AA–	1,152,680
	New Orleans Aviation Board, Louisiana, Revenue Bonds, North Terminal Project, Series 2017B:
500	5.000%, 1/01/31 (Alternative Minimum Tax)	1/27 at 100.00	A–	585,920
800	5.000%, 1/01/32 (Alternative Minimum Tax)	1/27 at 100.00	A–	933,112
285	Saint Tammany Public Trust Financing Authority, Louisiana, Revenue Bonds, Christwood Project, Refunding Series 2015, 5.250%, 11/15/29	11/24 at 100.00	N/R	303,933
2,000	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	6/17 at 100.00	BBB	2,004,840
9,525	Total Louisiana			10,151,181
	Maine – 0.1% (0.0% of Total Investments)
350	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/22	No Opt. Call	BBB	392,235
	Maryland – 0.3% (0.2% of Total Investments)
350	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017, 5.000%, 9/01/26 (WI/DD, Settling 6/22/17)	No Opt. Call	N/R	411,282
1,165	Maryland Economic Development Corporation, Private Activity Revenue Bonds AP, Purple Line Light Rail Project, Green Bonds, Series 2016D, 5.000%, 3/31/30 (Alternative Minimum Tax)	9/26 at 100.00	BBB+	1,355,990
1,515	Total Maryland			1,767,272
	Massachusetts – 1.7% (1.3% of Total Investments)
	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Series 2016E:
1,000	5.000%, 7/01/26	No Opt. Call	BBB	1,177,560
3,960	5.000%, 7/01/27	7/26 at 100.00	BBB	4,606,114
1,510	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds Issue K Series 2013, 5.250%, 7/01/29 (Alternative Minimum Tax)	7/22 at 100.00	AA	1,660,955
3,150	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/17 at 100.00	N/R	3,180,933
9,620	Total Massachusetts			10,625,562

28	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan – 7.6% (6.0% of Total Investments)
$205	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds, Development Area 1 Projects, Series 1998A, 4.750%, 7/01/25 – NPFG Insured	7/17 at 100.00	AA–	$207,499
1,055	East Lansing, Michigan, Economic Development Corporation Limited Obligation Bonds, Burcham Hills Retirement Community First Mortgage, Series 2007-B1, 5.250%, 7/01/37	8/17 at 100.00	N/R	1,055,981
1,270	Flint Hospital Building Authority, Michigan, Building Authority Revenue Bonds, Hurley Medical Center, Series 2013A, 5.000%, 7/01/23	No Opt. Call	BBB–	1,334,440
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014C-3:
5,000	5.000%, 7/01/24 – AGM Insured	No Opt. Call	AA	5,967,850
5,000	5.000%, 7/01/25 – AGM Insured	7/24 at 100.00	AA	5,928,100
5,000	5.000%, 7/01/26 – AGM Insured	7/24 at 100.00	AA	5,877,800
1,945	5.000%, 7/01/31 – AGM Insured	7/24 at 100.00	AA	2,237,022
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014C-7:
2,000	5.000%, 7/01/25 – NPFG Insured	7/24 at 100.00	AA–	2,351,120
2,000	5.000%, 7/01/26 – NPFG Insured	7/24 at 100.00	AA–	2,328,380
615	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Old Redford Academy Project, Series 2010A, 5.250%, 12/01/20	No Opt. Call	BB–	623,868
290	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011, 6.000%, 10/01/21	No Opt. Call	BB–	288,924
825	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Tender Option Bond Trust 2015-XF0126, 19.232%, 12/01/27 (IF) (5)	12/20 at 100.00	AA–	1,266,309
470	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Richfield Public School Academy, Series 2007, 5.000%, 9/01/22	9/17 at 100.00	BBB–	472,341
1,830	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detroit Thermal LLC Project, Series 2013, 8.500%, 12/01/30 (Alternative Minimum Tax)	12/23 at 100.00	N/R	1,988,570
15,005	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Events Center Project, Series 2014A, 4.125%, 7/01/45 (Mandatory put 1/01/19)	7/18 at 100.00	N/R	15,312,753
1,625	Star International Academy, Wayne County, Michigan, Public School Academy Revenue Bonds, Refunding Series 2012, 5.000%, 3/01/33	3/20 at 101.00	BBB	1,655,615
44,135	Total Michigan			48,896,572
	Minnesota – 0.1% (0.1% of Total Investments)
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Minneapolis College of Art and Design, Series 2015-8D:
260	4.000%, 5/01/24	5/23 at 100.00	Baa2	281,523
250	4.000%, 5/01/26	5/23 at 100.00	Baa2	266,018
510	Total Minnesota			547,541
	Mississippi – 0.6% (0.5% of Total Investments)
1,845	Mississippi Business Finance Corporation, Gulf Opportunity Zone Industrial Development Revenue Bonds, Northrop Grumman Ship Systems Inc. Project, Series 2006, 4.550%, 12/01/28	8/17 at 100.00	BB+	1,845,443
	Mississippi Development Bank Special Obligation Bonds, Marshall County Industrial Development Authority, Mississippi Highway Construction Project, Tender Option Bond Trust 3315:
800	19.788%, 1/01/26 (IF) (5)	1/22 at 100.00	AA–	1,341,760
500	19.788%, 1/01/28 (IF) (5)	1/22 at 100.00	AA–	812,850
3,145	Total Mississippi			4,000,053
	Missouri – 1.5% (1.2% of Total Investments)
3,180	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A, 5.400%, 6/01/24	8/17 at 100.00	N/R	3,116,050
3,000	Poplar Bluff Regional Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2012, 4.000%, 12/01/36	12/22 at 100.00	BBB	3,117,090
865	Raymore, Missouri, Tax Increment Revenue Bonds, Raymore Galleria Project, Refunding & Improvement Series 2014A, 5.000%, 5/01/24	5/23 at 100.00	N/R	899,341

NUVEEN	29

NID	Nuveen Intermediate Duration Municipal Term Fund
	Portfolio of Investments (continued)	May 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016:
$385	5.000%, 11/15/23	No Opt. Call	N/R	$421,190
800	5.000%, 11/15/25	No Opt. Call	N/R	877,648
	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B:
370	5.375%, 11/01/23	8/17 at 100.00	N/R	370,681
905	5.500%, 11/01/27	8/17 at 100.00	N/R	906,231
9,505	Total Missouri			9,708,231
	Nebraska – 0.7% (0.6% of Total Investments)
2,000	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A, 5.250%, 12/01/21	No Opt. Call	A	2,276,540
1,445	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/32	9/22 at 100.00	A	1,585,815
635	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014, 5.000%, 5/15/26	5/24 at 100.00	BBB+	729,355
4,080	Total Nebraska			4,591,710
	Nevada – 1.2% (1.0% of Total Investments)
1,630	Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe Regional Healthcare Project, Refunding Series 2012, 5.000%, 9/01/27	9/22 at 100.00	BBB+	1,815,396
620	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.000%, 7/01/30	1/20 at 100.00	Aa3	671,324
	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-13 Cornerstone, Refunding Series 2013:
500	4.000%, 3/01/18	No Opt. Call	N/R	500,180
470	4.000%, 3/01/19	No Opt. Call	N/R	469,380
535	5.000%, 3/01/20	No Opt. Call	N/R	546,240
565	5.000%, 3/01/21	No Opt. Call	N/R	577,503
585	5.000%, 3/01/22	No Opt. Call	N/R	597,735
1,465	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Refunding Series 2016, 5.000%, 6/15/31	6/26 at 100.00	BBB+	1,685,439
1,000	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 7.500%, 6/15/23 (Pre-refunded 6/15/19)	6/19 at 100.00	BBB+(4)	1,130,320
7,370	Total Nevada			7,993,517
	New Hampshire – 0.2% (0.1% of Total Investments)
	Manchester Housing and Redevelopment Authority, New Hampshire, Revenue Bonds, Series 2000B:
500	0.000%, 1/01/18 – ACA Insured	No Opt. Call	AA	491,955
320	0.000%, 1/01/19 – ACA Insured	No Opt. Call	AA	305,453
370	0.000%, 1/01/20 – ACA Insured	No Opt. Call	AA	342,265
1,190	Total New Hampshire			1,139,673
	New Jersey – 7.5% (6.0% of Total Investments)
3,275	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	3,315,348
3,000	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A, 5.000%, 2/15/31	2/24 at 100.00	BBB+	3,340,650
900	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012, 5.000%, 6/15/25	6/22 at 100.00	BBB+	981,675
	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Tender Option Bond Trust 2016-XF2340:
1,440	3.910%, 9/01/25 (IF) (5)	3/25 at 100.00	A–	1,032,768
1,200	5.395%, 9/01/27 (IF) (5)	3/23 at 100.00	A–	835,020

30	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
$3,000	5.125%, 9/15/23 (Alternative Minimum Tax)	9/17 at 100.00	BB–	$3,254,100
7,550	5.250%, 9/15/29 (Alternative Minimum Tax)	8/22 at 101.00	BB–	8,242,788
7,000	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.000%, 7/01/26	7/21 at 100.00	BB+	7,525,070
1,200	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton HealthCare System, Series 2016A, 5.000%, 7/01/30	7/26 at 100.00	Baa2	1,406,220
5,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38 (Pre-refunded 7/01/18)	7/18 at 100.00	Baa3 (4)	5,310,400
500	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 2016-XF1057, 18.371%, 1/01/24 (IF) (5)	7/22 at 100.00	A2	913,400
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
10,985	4.625%, 6/01/26	6/17 at 100.00	BBB	11,013,012
1,380	5.000%, 6/01/29	6/17 at 100.00	BBB–	1,383,519
46,430	Total New Jersey			48,553,970
	New Mexico – 0.5% (0.4% of Total Investments)
1,175	Bernalillo County, New Mexico, Multifamily Housing Revenue Bonds, Valencia Retirement Apartments Project, Series 2001A, 5.450%, 6/01/34 – AMBAC Insured (Alternative Minimum Tax)	8/17 at 100.00	N/R	1,175,635
2,000	Santa Fe, New Mexico, Retirement Facilities Revenue Bonds, EL Castillo Retirement Residences Project, Series 2012, 5.000%, 5/15/32	5/22 at 100.00	BBB–	2,100,980
3,175	Total New Mexico			3,276,615
	New York – 6.6% (5.2% of Total Investments)
	Build New York City Resource Corporation, New York, Revenue Bonds, Bronx Charter School for Excellence, Series 2013A:
505	4.000%, 4/01/20	No Opt. Call	BBB–	519,731
570	4.000%, 4/01/23	No Opt. Call	BBB–	586,490
	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc. Project, Series 2014:
220	3.750%, 1/01/20 (Alternative Minimum Tax)	No Opt. Call	N/R	225,401
1,080	4.500%, 1/01/25 (Alternative Minimum Tax)	No Opt. Call	N/R	1,148,990
	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A:
820	5.000%, 5/01/23	No Opt. Call	BBB–	929,298
975	5.000%, 5/01/28	5/23 at 100.00	BBB–	1,074,538
20	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A, 5.000%, 5/01/23 (ETM)	No Opt. Call	N/R (4)	23,883
25	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A, 5.000%, 5/01/28 (Pre-refunded 5/01/23)	5/23 at 100.00	N/R (4)	29,947
1,000	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008, 6.500%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa3 (4)	1,068,740
10,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2017A, 5.000%, 2/15/27 (WI/DD, Settling 6/01/17) (UB)	No Opt. Call	A+	12,545,400
1,000	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26	8/17 at 100.00	B–	1,000,120
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
190	5.000%, 1/01/22 – AMBAC Insured	8/17 at 100.00	BBB	190,600
2,740	5.000%, 1/01/39 – AMBAC Insured	8/17 at 100.00	BBB	2,746,603
6,500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 2 Series 2014, 5.150%, 11/15/34	11/24 at 100.00	N/R	7,075,965

NUVEEN	31

NID	Nuveen Intermediate Duration Municipal Term Fund
	Portfolio of Investments (continued)	May 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
$1,700	5.000%, 8/01/26 (Alternative Minimum Tax)	8/21 at 100.00	BB–	$1,833,144
430	5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB–	458,771
2,000	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 4.000%, 7/01/33 (Alternative Minimum Tax)	7/24 at 100.00	BBB	2,066,020
1,500	Seneca Nation of Indians Capital Improvements Authority, New York, Special Obligation Bonds, Series 2007A, 5.000%, 12/01/23	6/17 at 100.00	N/R	1,502,775
6,890	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/45	6/27 at 100.00	BBB–	7,250,071
38,165	Total New York			42,276,487
	Ohio – 7.3% (5.8% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
21,900	5.125%, 6/01/24	6/17 at 100.00	B–	21,138,537
1,000	5.750%, 6/01/34	6/17 at 100.00	B–	984,880
1,000	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20	No Opt. Call	Caa1	415,000
6,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009D, 4.250%, 8/01/29 (Mandatory put 9/15/21)	No Opt. Call	B1	5,636,340
14,195	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)	No Opt. Call	Caa1	5,890,925
320	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2009A, 4.375%, 6/01/33 (Mandatory put 6/01/22)	No Opt. Call	B1	300,781
2,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	2,079,660
130	Ohio Air Quality Development Authority, Revenue Refunding Bonds, AK Steel Holding Corporation, Series 2012A, 6.750%, 6/01/24 (Alternative Minimum Tax)	2/22 at 100.00	B–	136,156
250	Ohio Water Development Authority, Ohio, Environmental Improvement Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.600%, 5/01/29	11/21 at 100.00	B	252,195
2,000	Ohio Water Development Authority, Ohio, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33	No Opt. Call	Caa1	830,000
3,400	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012, 5.000%, 12/01/22	No Opt. Call	BB	3,641,910
6,000	State of Ohio, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1997 Remarketed, 5.600%, 8/01/32 (Alternative Minimum Tax)	8/17 at 100.00	BB+	5,999,940
58,195	Total Ohio			47,306,324
	Oklahoma – 0.5% (0.4% of Total Investments)
3,300	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2015, 5.000%, 6/01/35 (Mandatory put 6/01/25) (Alternative Minimum Tax)	6/25 at 100.00	BB–	3,529,845
	Oregon – 0.3% (0.2% of Total Investments)
1,000	Astoria Hospital Facilities Authority, Oregon, Hospital Revenue and Refunding Bonds, Columbia Memorial Hospital, Series 2012, 5.000%, 8/01/31	8/22 at 100.00	BBB–	1,083,070
730	Port of Saint Helens, Oregon, Pollution Control Revenue Bonds, Boise Cascade Project, Series 1997, 5.650%, 12/01/27	8/17 at 100.00	N/R	732,081
1,730	Total Oregon			1,815,151

32	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania – 6.3% (5.0% of Total Investments)
$2,123	Aliquippa Municipal Water Authority, Pennsylvania, Water and Sewer Revenue Bonds, Subordinated Series 2013, 5.000%, 5/15/26	No Opt. Call	N/R	$2,181,583
	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009:
3,300	6.750%, 11/01/24	11/19 at 100.00	B	3,462,426
420	6.875%, 5/01/30	11/19 at 100.00	B	429,715
835	Allegheny County Redevelopment Authority, Pennsylvania, TIF Revenue Bonds, Pittsburg Mills Project, Series 2004, 5.600%, 7/01/23	8/17 at 100.00	N/R	818,793
3,685	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/32	5/22 at 100.00	Baa2	3,950,652
4,025	Butler County Industrial Development Authority, Pennsylvania, Revenue Refunding Bonds, AK Steel Corporation Project, Series 2012-A, 6.250%, 6/01/20 (Alternative Minimum Tax)	No Opt. Call	B–	4,152,593
1,450	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2013A, , 5.000% 7/01/23	No Opt. Call	BBB	1,636,369
825	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc – Student Housing Project at Millersville University, Series 2015, 5.000%, 7/01/30	7/25 at 100.00	BBB–	896,057
1,000	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, Whitemarsh Continuing Care Retirement Community Project, Series 2015, 5.000%, 1/01/30	1/25 at 100.00	N/R	1,018,910
1,595	Northampton County Industrial Development Authority, Pennsylvania, Revenue Bonds, Morningstar Senior Living, Inc., Series 2012, 5.000%, 7/01/27	7/22 at 100.00	BB+	1,672,517
4,000	Pennsylvania Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)	6/17 at 100.00	BB+	4,000,080
1,805	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor., Series 2005A, 3.750%, 12/01/40	No Opt. Call	Caa1	749,075
6,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009C, 5.000%, 12/01/37 (Mandatory put 9/01/20)	No Opt. Call	BB–	6,049,980
750	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	BBB+	800,115
4,000	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 5.000%, 6/01/27 – AGM Insured	No Opt. Call	AA	4,696,880
1,000	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2007B, 5.500%, 7/01/26	7/17 at 100.00	BBB–	1,001,780
3,000	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012B, 6.250%, 7/01/23	7/17 at 100.00	BBB–	3,008,820
39,813	Total Pennsylvania			40,526,345
	Puerto Rico – 0.6% (0.5% of Total Investments)
3,500	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Refunding Series 2005C, 5.500%, 7/01/27 – AMBAC Insured	No Opt. Call	C	3,798,795
	Rhode Island – 1.0% (0.8% of Total Investments)
6,000	Rhode Island Health & Educational Building Corporation, Public Schools Financing Program Revenue Bonds, Pooled Series 2009E, 6.000%, 5/15/29 (Pre-refunded 5/15/19) – AGC Insured	5/19 at 100.00	AA (4)	6,588,480
	South Carolina – 1.2% (1.0% of Total Investments)
1,450	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Palmetto Scholars Academy Project, Series 2015A, 5.125%, 8/15/35	2/25 at 100.00	BB	1,467,371
	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Bon Secours Health System Obligated Group, Tender Option Bond Trust 2016-XG0098:
1,500	17.833%, 11/01/27 (IF) (5)	11/22 at 100.00	A	2,630,025
1,010	17.817%, 11/01/28 (IF) (5)	11/22 at 100.00	A	1,744,139
1,255	17.833%, 11/01/29 (IF) (5)	11/22 at 100.00	A	2,130,802
5,215	Total South Carolina			7,972,337

NUVEEN	33

NID	Nuveen Intermediate Duration Municipal Term Fund
	Portfolio of Investments (continued)	May 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee – 1.4% (1.1% of Total Investments)
$2,000	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006, 5.000%, 12/15/21 – SYNCORA GTY Insured	No Opt. Call	A	$2,237,860
1,935	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Covenant Health, Refunding Series 2012A, 5.000%, 1/01/26	1/23 at 100.00	A	2,219,271
	Knox County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Bonds, Provision Center for Proton Therapy Project, Series 2014:
3,890	5.250%, 5/01/25	11/24 at 100.00	N/R	3,778,552
525	6.000%, 5/01/34	11/24 at 100.00	N/R	500,645
8,350	Total Tennessee			8,736,328
	Texas – 8.0% (6.4% of Total Investments)
	Austin, Texas, Estancia Hill Country Public Improvement District, Area 1 Special Assessment Revenue Bonds, Series 2013:
885	4.500%, 11/01/18	No Opt. Call	N/R	896,133
1,500	6.000%, 11/01/28	11/23 at 100.00	N/R	1,581,045
475	Bexar County Health Facilities Development Corporation, Texas, Revenue Bonds, Army Retirement Residence Foundation Project, Series 2007, 5.000%, 7/01/27	7/17 at 100.00	BBB	475,950
95	Bexar County Health Facilities Development Corporation, Texas, Revenue Bonds, Army Retirement Residence Foundation Project, Series 2007, 5.000%, 7/01/27 (Pre-refunded 7/01/17)	7/17 at 100.00	N/R (4)	95,333
2,095	Board of Managers, Joint Guadalupe County – Seguin City Hospital, Texas, FHA Insured Hospital Mortgage Revenue Bonds, Guadalupe Regional Medical Center Project, Series 2007, 5.500%, 8/15/36 (Pre-refunded 8/15/18)	8/18 at 100.00	N/R (4)	2,209,366
1,000	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2012, 3.750%, 8/15/22	No Opt. Call	BBB	1,044,920
2,000	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Tender Option Bond Trust 3307, 20.913%, 12/01/30 – AMBAC Insured (IF) (5)	No Opt. Call	AA+	4,844,800
2,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB	2,095,240
	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A:
330	5.000%, 6/01/18	No Opt. Call	Baa3	340,553
1,500	5.000%, 6/01/20	No Opt. Call	Baa3	1,624,005
535	5.000%, 6/01/21	No Opt. Call	Baa3	589,292
855	5.000%, 6/01/22	No Opt. Call	Baa3	956,702
915	5.000%, 6/01/23	No Opt. Call	Baa3	1,038,369
1,250	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc. Terminal Improvement Project, Refunding Series 2015C, 5.000%, 7/15/20 (Alternative Minimum Tax)	No Opt. Call	BB–	1,350,300
200	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company – Love Field Modernization Program Project, Series 2012, 5.000%, 11/01/21 (Alternative Minimum Tax)	No Opt. Call	Baa1	223,176
1,000	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Senior Lien Series 2016A, 5.750%, 10/01/31 (Alternative Minimum Tax)	10/18 at 103.00	BB–	1,049,740
250	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Series 2016B, 5.750%, 10/01/31 (Alternative Minimum Tax)	10/18 at 103.00	BB–	262,435
1,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi I, L.L.C.-Texas A&M University-Corpus Christi Project, Series 2014A, 5.000%, 4/01/34	4/24 at 100.00	BBB–	1,070,300
1,500	Red River Authority, Texas, Pollution Control Revenue Bonds, AEP Texas North Company, Public Service Company of Oklahoma and AEP Texas Central Company Oklaunion Project, Refunding Series 2007, 4.450%, 6/01/20 – NPFG Insured	No Opt. Call	AA–	1,612,155
2,680	San Antonio Public Facilities Corporation, Texas, Lease Revenue Bonds, Convention Center Refinancing & Expansion Project, Tender Option Bond Trust 2015-XF0125, 19.016%, 9/15/29 (IF) (5)	9/22 at 100.00	AA+	4,498,460

34	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Tender Option Bond Trust 2016-XG0058:
$100	19.184%, 8/15/22 (IF) (5)	No Opt. Call	Aa3	$186,360
155	19.012%, 8/15/24 (IF) (5)	8/23 at 100.00	Aa3	302,007
200	19.184%, 8/15/26 (IF) (5)	8/23 at 100.00	Aa3	374,100
170	18.978%, 8/15/27 (IF) (5)	8/23 at 100.00	Aa3	308,926
	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D:
245	5.625%, 12/15/17	No Opt. Call	BBB+	250,309
6,820	6.250%, 12/15/26	No Opt. Call	BBB+	8,410,833
5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/22	No Opt. Call	A3	5,819,800
7,370	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A, 5.250%, 11/01/32	11/17 at 100.00	BBB–	7,125,537
1,190	Westlake, Texas, Special Assessment Revenue Bonds, Solana Public Improvement District, Series 2015, 6.125%, 9/01/35	9/25 at 100.00	N/R	1,184,050
43,315	Total Texas			51,820,196
	Utah – 1.0% (0.7% of Total Investments)
6,000	Salt Lake County, Utah, Research Facility Revenue Bonds, Huntsman Cancer Foundation, Series 2013A-1, 5.000%, 12/01/33 (Mandatory put 12/15/20)	12/18 at 100.00	N/R	6,175,860
	Vermont – 0.6% (0.4% of Total Investments)
3,600	Vermont Economic Development Authority, Solid Waste Disposal Revenue Bonds, Casella Waste Systems, Inc. Project, Series 2013, 4.750%, 4/01/36 (Mandatory put 4/02/18) (Alternative Minimum Tax)	No Opt. Call	CCC+	3,623,112
	Virgin Islands – 0.3% (0.2% of Total Investments)
1,515	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien, Refunding Series 2013B, 5.000%, 10/01/24 – AGM Insured	No Opt. Call	AA	1,706,360
	Virginia – 2.1% (1.7% of Total Investments)
	Dulles Town Center Community Development Authority, Loudon County, Virginia Special Assessment Refunding Bonds, Dulles Town Center Project, Series 2012:
1,265	4.000%, 3/01/20	No Opt. Call	N/R	1,290,591
1,000	5.000%, 3/01/21	No Opt. Call	N/R	1,061,810
1,410	5.000%, 3/01/22	No Opt. Call	N/R	1,508,277
	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Tender Option Bond Trust 3309:
1,800	19.413%, 5/15/27 (IF) (5)	5/22 at 100.00	AA+	3,202,290
120	19.413%, 5/15/28 (IF) (5)	5/22 at 100.00	AA+	211,296
400	14.463%, 5/15/29 (IF) (5)	5/22 at 100.00	AA+	567,560
871	Peninsula Town Center Community Development Authority, Virginia, Special Obligation Bonds, Series 2007, 5.800%, 9/01/17	No Opt. Call	N/R	874,780
1,000	Roanoke Economic Development Authority, Virginia, Residential Care Facility Mortgage Revenue Refunding Bonds, Virginia Lutheran Homes Brandon Oaks Project, Series 2012, 5.000%, 12/01/32	12/22 at 100.00	N/R	984,330
	Virginia Gateway Community Development Authority, Prince William County, Virginia, Special Assessment Refunding Bonds, Series 2012:
695	5.000%, 3/01/25	3/22 at 100.00	N/R	719,568
160	4.500%, 3/01/29	3/22 at 100.00	N/R	158,006
1,505	5.000%, 3/01/30	3/22 at 100.00	N/R	1,545,018
1,410	Virginia Small Business Financing Authority, Revenue Bonds, Hampton University, Refunding Series 2014, 5.000%, 10/01/23	No Opt. Call	A	1,663,405
11,636	Total Virginia			13,786,931

NUVEEN	35

NID	Nuveen Intermediate Duration Municipal Term Fund
	Portfolio of Investments (continued)	May 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington – 2.8% (2.2% of Total Investments)
$4,000	Port of Seattle, Washington, Revenue Bonds, Series 2016B, 5.000%, 10/01/32 (Alternative Minimum Tax) (UB)	4/26 at 100.00	Aa2	$4,662,160
430	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds, Series 2013, 5.750%, 4/01/43	4/18 at 100.00	N/R	430,714
5,000	Washington State Health Care Facilities Authority, Tender Option Bond Trust 2015-XF1017, 3.177%, 1/01/35 (Mandatory Put 1/02/25) (IF) (5)	7/24 at 100.00	Baa1	4,999,200
	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Mirabella Project, Series 2012A:
3,300	6.000%, 10/01/22	No Opt. Call	N/R	3,641,022
2,100	6.500%, 10/01/32	10/22 at 100.00	N/R	2,293,914
	Washington State Housing Finance Commission, Non-Profit Revenue Bonds, Emerald Heights Project, Refunding 2013:
1,000	5.000%, 7/01/21	No Opt. Call	A–	1,108,760
1,000	5.000%, 7/01/23	No Opt. Call	A–	1,143,000
16,830	Total Washington			18,278,770
	Wisconsin – 2.3% (1.8% of Total Investments)
1,740	Green Bay Redevelopment Authority, Wisconsin, Industrial Development Revenue Bonds, Fort James Project, Series 1999, 5.600%, 5/01/19 (Alternative Minimum Tax)	No Opt. Call	N/R	1,831,750
	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2011-144A:
3,215	5.500%, 2/01/21	2/19 at 102.00	AA–	3,509,044
350	6.500%, 2/01/31	2/19 at 102.00	AA–	382,277
415	Platteville Redevelopment Authority, Wisconsin, Revenue Bonds, University of Wisconsin - Platteville Real Estate Foundation Project, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	BBB–	435,555
	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Cottonwood Classical Preparatory School in Albuquerque, New Mexico, Series 2012A:
1,200	5.250%, 12/01/22	No Opt. Call	N/R	1,233,420
1,610	6.000%, 12/01/32	12/22 at 100.00	N/R	1,650,057
580	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2012, 5.000%, 4/01/22	No Opt. Call	BB–	601,738
2,705	Public Finance Authority of Wisconsin, Senior Airport Facilities Revenue and Refunding Bonds, TrIPS Obligated Group, Series 2012B, 5.000%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	BBB	2,922,455
1,115	Public Finance Authority of Wisconsin, Student Housing Revenue Bonds, Collegiate Housing Foundation – Cullowhee LLC – Western California University Project, Series 2015A, 5.000%, 7/01/30	7/25 at 100.00	BBB–	1,214,280
	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Tender Option Bond Trust 2015-XF0127:
50	17.764%, 4/01/22 (IF) (5)	No Opt. Call	AA–	90,363
100	18.437%, 4/01/23 (IF) (5)	No Opt. Call	AA–	196,085
185	18.119%, 4/01/24 (IF) (5)	4/23 at 100.00	AA–	353,813
100	18.437%, 4/01/25 (IF) (5)	4/23 at 100.00	AA–	188,375
250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2010B, 5.000%, 4/01/30	4/20 at 100.00	A–	264,907
13,615	Total Wisconsin			14,874,119
$765,739	Total Long-Term Investments (cost $800,874,041)			807,843,594

36	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.3% (1.0% of Total Investments)
	MUNICIPAL BONDS – 1.3% (1.0% of Total Investments)
	Illinois – 1.3% (1.0% of Total Investments)
$5,180	Chicago Board of Education, Illinois, General Obligation Bonds, Variable Rate Demand Obligation, Dedicated Alternative Revenue, Project Series 2015G, 9.000%, 3/01/32 (Mandatory put 3/10/17) (8)	8/17 at 100.00	B+	$5,179,275
965	Chicago Board of Education, Illinois, General Obligation Bonds, Variable Rate Demand Obligation, Dedicated Revenues Series 2011C-1, 0.960%, 3/01/32 (Mandatory put 3/10/16) (8)	8/17 at 100.00	B+	963,601
2,000	Chicago Board of Education, Illinois, General Obligation Bonds, Variable Rate Demand Obligation, Dedicated Revenues, Series 2013A-2, 1.530%, 3/01/35 (Mandatory Put 6/02/17) (8)	8/17 at 100.00	B	1,997,500
$8,145	Total Short-Term Investments (cost $8,106,506)			8,140,376
	Total Investments (cost $808,980,547) – 126.7%			815,983,970
	Floating Rate Obligations – (1.7)%			(11,200,000)
	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (27.2)% (9)			(174,984,666)
	Other Assets Less Liabilities – 2.2% (10)			14,029,002
	Net Assets Applicable to Common Shares – 100%			$643,828,306

Investments in Derivatives as of March 31, 2017

Interest Rate Swaps (OTC Cleared)

Variation
		Fund			Fixed Rate			Margin	Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate	Payment	Effective	Termination	Receivable/	Appreciation
Clearing Broker	Amount	Floating Rate	Index	(Annualized)	Frequency	Date (11)	Date	Payable	(Depreciation)
Citigroup Global	$6,800,000	Receive	3-Month USD LIBOR-ICE	1.372%	Semi-Annually	8/11/17	8/11/27	$(12,550)	$500,225
Markets Inc.*

* London Clearing House is the clearing house for this transaction.

Interest Rate Swaps (OTC Uncleared)

		Fund			Fixed Rate		Optional		Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate	Payment	Effective	Termination	Termination	Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized)	Frequency	Date (11)	Date	Date	(Depreciation)
JP Morgan	$10,400,000	Receive	Weekly USD-SIFMA	1.295%	Quarterly	10/30/17	11/30/17	10/30/29	$657,835
Chase Bank N.A.

NUVEEN	37

NID	Nuveen Intermediate Duration Municipal Term Fund
	Portfolio of Investments (continued)	May 31, 2017

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(7)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.
(8)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(9)	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 21.4%.
(10)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
(11)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives. Inverse Floating Rate Securities for more information.
(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
PIK	All or a portion of this security is payment-in-kind.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
USD LIBOR-ICE	United States Dollar-London Inter-Bank Offered Rate Intercontinental Exchange
USD-SIFMA	United States Dollar-Securities Industry and Financial Markets Association

See accompanying notes to financial statements.

38	NUVEEN

NIQ
Nuveen Intermediate Duration Quality Municipal Term Fund
	Portfolio of Investments	May 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 127.4% (98.8% of Total Investments)
	MUNICIPAL BONDS – 127.4% (98.8% of Total Investments)
	Alabama – 4.0% (3.1% of Total Investments)
$2,000	Alabama Federal Aid Highway Finance Authority, Federal Highway Grant Anticipation Revenue Bonds, Tender Option Bond Trust 2016-XL0024, 18.733%, 9/01/26 (Pre-refunded 9/01/22) (IF) (4)	9/22 at 100.00	AA (5)	$3,516,500
2,500	Jefferson County, Alabama, General Obligation Refunding Warrants, Series 2003A, 5.000%, 4/01/22 – NPFG Insured	8/17 at 100.00	AA–	2,507,975
1,000	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A, 5.000%, 9/01/34	No Opt. Call	A3	1,210,390
5,500	Total Alabama			7,234,865
	Arizona – 2.1% (1.6% of Total Investments)
355	Arizona Health Facilities Authority, Health Care Facilities Revenue Bonds, The Beatitudes Campus Project, Series 2006, 5.100%, 10/01/22	8/17 at 100.00	N/R	355,497
	Arizona Health Facilities Authority, Hospital Revenue Bonds, Phoenix Children’s Hospital, Series 2013D:
965	5.000%, 2/01/24	2/23 at 100.00	BBB+	1,113,176
1,065	5.000%, 2/01/26	2/23 at 100.00	BBB+	1,205,516
1,000	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 5.000%, 7/01/19 (ETM)	No Opt. Call	N/R (5)	1,082,690
3,385	Total Arizona			3,756,879
	California – 17.3% (13.4% of Total Investments)
3,000	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Senior Lien Series 2013A, 5.000%, 10/01/27 – AGM Insured	10/23 at 100.00	AA	3,576,090
	California Municipal Finance Authority, Revenue Bonds, Biola University, Series 2013:
560	5.000%, 10/01/19	No Opt. Call	Baa1	609,963
415	5.000%, 10/01/21	No Opt. Call	Baa1	475,333
1,930	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/34	12/24 at 100.00	BB+	2,136,356
3,335	Eastern Municipal Water District Financing Authority, California, Water and Wastewater Revenue Bonds, Series 2017D, 5.250%, 7/01/42	7/27 at 100.00	AA+	4,101,082
2,945	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.000%, 6/01/33	6/17 at 100.00	B+	2,959,431
	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A:
475	5.500%, 9/01/17 – SYNCORA GTY Insured	No Opt. Call	N/R	480,263
660	5.500%, 9/01/27 – SYNCORA GTY Insured	9/17 at 100.00	N/R	664,950
1,100	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Rancho Vallecitos Mobile Home Park, Series 2013, 4.500%, 4/15/23	10/17 at 100.00	A–	1,200,100
	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007:
1,210	5.000%, 6/01/21	6/17 at 100.00	N/R	1,210,641
970	4.625%, 6/01/21	6/17 at 100.00	N/R	970,301
	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 31 Eastvale Area, Series 2013:
150	4.000%, 9/01/25	9/22 at 100.00	N/R	159,026
305	4.000%, 9/01/26	9/22 at 100.00	N/R	321,016
250	4.000%, 9/01/27	9/22 at 100.00	N/R	261,060
575	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21	11/20 at 100.00	BBB–	609,368

NUVEEN	39

NIQ	Nuveen Intermediate Duration Quality Municipal Term Fund
	Portfolio of Investments (continued)	May 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,795	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A, 5.000%, 9/01/22	No Opt. Call	N/R	$2,017,562
185	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series 2011A, 0.000%, 10/01/26 (6)	No Opt. Call	A	185,490
100	San Bernardino County Financing Authority, California, Revenue Bonds, Courthouse Facilities Project, Series 2007, 5.100%, 6/01/17	No Opt. Call	N/R	100,000
340	San Diego, California, Community Facilities District 3 Liberty Station Special Tax Refunding Bonds Series 2013, 5.000%, 9/01/17	No Opt. Call	N/R	343,359
2,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2016A, 5.000%, 5/01/26	No Opt. Call	A+	2,515,080
1,400	San Joaquin County Transportation Authority, California, Sales Tax Revenue, Limited Tax Measure K Series 2017, 5.000%, 3/01/32	3/27 at 100.00	AA	1,706,544
1,080	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2005A, 5.000%, 8/01/17 – NPFG Insured	7/17 at 100.00	AA–	1,083,672
800	Vernon, California, Electric System Revenue Bonds, Series 2009A, 5.125%, 8/01/21 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (5)	849,960
1,860	Vernon, California, Electric System Revenue Bonds, Series 2009A, 5.125%, 8/01/21	8/19 at 100.00	A–	2,005,657
925	Washington Township Health Care District, California, Revenue Bonds, Series 2009A, 6.000%, 7/01/29	7/19 at 100.00	Baa1	999,231
28,365	Total California			31,541,535
	Colorado – 5.6% (4.3% of Total Investments)
	Colorado Educational and Cultural Facilities Authority, Charter School Refunding Revenue Bonds, Pinnacle Charter School, Inc. K-8 Facility Project, Series 2013:
280	4.000%, 6/01/18	No Opt. Call	A	287,476
310	4.000%, 6/01/20	No Opt. Call	A	330,361
250	5.000%, 6/01/21	No Opt. Call	A	279,733
	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Tender Option Bond Trust 2016-XF2354:
100	19.413%, 3/01/25 (IF) (4)	No Opt. Call	AA–	210,685
300	19.413%, 3/01/26 (IF) (4)	No Opt. Call	AA–	645,165
430	19.370%, 3/01/27 (IF) (4)	No Opt. Call	AA–	936,777
725	19.413%, 3/01/28 (IF) (4)	No Opt. Call	AA–	1,570,749
200	19.413%, 3/01/29 (IF) (4)	No Opt. Call	AA–	431,200
1,870	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016, 5.000%, 12/01/30	12/26 at 100.00	Baa2	2,169,069
350	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/21 – NPFG Insured	No Opt. Call	AA–	319,925
1,535	Lincoln Park Metropolitan District, Douglas County, Colorado, General Obligation Refunding and Improvement Bonds, Series 2008, 5.625%, 12/01/20 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (5)	1,571,702
1,000	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.500%, 11/15/38	No Opt. Call	A	1,425,210
7,350	Total Colorado			10,178,052
	Florida – 9.2% (7.2% of Total Investments)
	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A:
420	5.000%, 11/15/20	No Opt. Call	BBB	460,870
150	5.000%, 11/15/23	No Opt. Call	BBB	172,481
460	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Phase 1 Project, Series 2013A, 5.500%, 11/01/23	No Opt. Call	N/R	485,654
1,270	Broward County, Florida, Fuel System Revenue Bonds, Fort Lauderdale Fuel Facilities LLC Project, Series 2013A, 5.000%, 4/01/23 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	AA	1,478,979

40	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$435	Capital Trust Agency, Florida, Fixed Rate Air Cargo Revenue Refunding Bonds, Aero Miami FX, LLC Project, Series 2010A, 5.350%, 7/01/29	7/20 at 100.00	Baa3	$460,965
2,000	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria University, Refunding Series 2013A, 4.500%, 6/01/23	6/17 at 100.00	BBB–	2,087,800
1,000	Florida Mid-Bay Bridge Authority, Revenue Bonds, 1st Senior Lien Series 2015A, 5.000%, 10/01/23	No Opt. Call	BBB+	1,169,820
2,960	Florida Municipal Power Agency, Revenue Bonds, Saint Lucie Project, Refunding Series 2012A, 5.000%, 10/01/26	10/22 at 100.00	A2	3,406,220
	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013:
3,150	3.950%, 12/15/21 (Alternative Minimum Tax)	6/20 at 100.00	Baa2	3,246,359
500	4.200%, 12/15/25 (Alternative Minimum Tax)	6/20 at 100.00	Baa2	514,920
1,400	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical Center, Series 2013A, 5.000%, 11/01/22	No Opt. Call	BBB+	1,588,384
250	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A, 5.750%, 10/01/22	10/17 at 100.00	BBB	252,785
305	Southeast Overtown/Park West Community Redevelopment Agency, Florida, Tax Increment Revenue Bonds, Series 2014A-1, 5.000%, 3/01/24	No Opt. Call	BBB+	347,578
1,215	Verandah West Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Series 2013, 4.000%, 5/01/23	No Opt. Call	N/R	1,205,438
15,515	Total Florida			16,878,253
	Georgia – 1.0% (0.8% of Total Investments)
1,025	Atlanta, Georgia, Tax Allocation Bonds, Perry Bolton Project Series 2014, 4.000%, 7/01/22	No Opt. Call	A–	1,136,971
864	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2012A-2, 3.930%, 7/01/26	8/17 at 100.00	N/R	749,592
1,889	Total Georgia			1,886,563
	Illinois – 13.5% (10.5% of Total Investments)
2,500	Cook County, Illinois, General Obligation Bonds, Tender Option Bond Trust 2015-XF1007, 14.815%, 11/15/25 (IF) (4)	11/22 at 100.00	AA–	3,787,999
775	Hillside, Cook County, Illinois, Tax Increment Revenue Bonds, Mannheim Redevelopment Project, Senior Lien Series 2008, 6.550%, 1/01/20	1/18 at 102.00	N/R	800,335
1,000	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007, 5.000%, 12/01/26	8/17 at 100.00	BBB	1,001,040
1,260	Illinois Finance Authority, Revenue Bonds, Friendship Village of Schaumburg, Series 2005A, 5.375%, 2/15/25	8/17 at 100.00	BB–	1,260,504
2,680	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series 2006A, 5.000%, 4/01/24	8/17 at 100.00	Baa3	2,681,126
4,000	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Refunding Series 2015A, 5.000%, 2/01/27	8/25 at 100.00	A1	4,758,239
5,000	Illinois State, General Obligation Bonds, Series 2013, 5.000%, 7/01/23	No Opt. Call	Baa2	5,339,845
1,790	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 12/01/19	No Opt. Call	AA–	1,961,518
1,000	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville Community Unit School District 7 Project, Series 2007, 0.000%, 12/01/22 – AGM Insured	No Opt. Call	AA	870,620
2,000	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015, 5.000%, 3/01/33	3/25 at 100.00	A	2,265,820
22,005	Total Illinois			24,727,046
	Indiana – 1.6% (1.2% of Total Investments)
1,180	Indiana Finance Authority, Educational Facilities Revenue Bonds, 21st Century Charter School Project, Series 2013A, 6.000%, 3/01/33	3/23 at 100.00	B+	1,123,348
1,500	Indiana Finance Authority, Lease Appropriation Bonds, Stadium Project, Refunding Series 2015A, 5.000%, 2/01/25	No Opt. Call	AA+	1,831,125
2,680	Total Indiana			2,954,473

NUVEEN	41

NIQ	Nuveen Intermediate Duration Quality Municipal Term Fund
	Portfolio of Investments (continued)	May 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa – 2.1% (1.7% of Total Investments)
$995	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.000%, 12/01/19	No Opt. Call	B	$1,022,074
855	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/27	6/19 at 105.00	B	888,114
2,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	2,000,140
3,850	Total Iowa			3,910,328
	Kentucky – 2.2% (1.7% of Total Investments)
	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1:
1,320	5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA	1,366,451
115	6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA	119,454
3,000	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Capital Appreciation Series 2013B, 0.000%, 7/01/23	No Opt. Call	Baa3	2,489,550
4,435	Total Kentucky			3,975,455
	Louisiana – 0.9% (0.7% of Total Investments)
500	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB	509,420
1,000	New Orleans, Louisiana, Water Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/22	No Opt. Call	A–	1,159,940
1,500	Total Louisiana			1,669,360
	Maine – 2.4% (1.8% of Total Investments)
1,000	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/33	7/23 at 100.00	BBB	1,052,390
	Maine Turnpike Authority, Special Obligation Bonds, Series 2014:
620	5.000%, 7/01/25	7/24 at 100.00	A+	741,377
340	5.000%, 7/01/27	7/24 at 100.00	A+	399,687
1,850	5.000%, 7/01/29	7/24 at 100.00	A+	2,145,260
3,810	Total Maine			4,338,714
	Maryland – 0.9% (0.7% of Total Investments)
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick Memorial Hospital Issue, Series 2012A:
195	5.000%, 7/01/20	No Opt. Call	Baa1	214,989
275	5.000%, 7/01/22	No Opt. Call	Baa1	316,987
1,000	Prince George’s County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2011A, 5.000%, 9/15/22	9/21 at 100.00	AAA	1,165,910
1,470	Total Maryland			1,697,886
	Massachusetts – 2.0% (1.5% of Total Investments)
250	Massachusetts Development Finance Agency, First Mortgage Revenue Bonds, Brookhaven at Lexington Project, Series 2005A, 5.000%, 3/01/35 – RAAI Insured	8/17 at 100.00	AA	250,658
1,000	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Covanta Energy Project, Series 2012A, 4.875%, 11/01/27 (Alternative Minimum Tax)	11/17 at 100.00	BB+	1,002,280
420	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Series 2012C, 5.000%, 7/01/29	7/22 at 100.00	BBB	464,856
	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Series 2012C:
80	5.000%, 7/01/29 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R (5)	94,472
500	5.000%, 7/01/29 (Pre-refunded 7/01/22)	7/22 at 100.00	Baa2 (5)	590,450
	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
140	5.000%, 1/01/21 – AMBAC Insured (Alternative Minimum Tax)	8/17 at 100.00	N/R	141,375
1,000	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/17 at 100.00	N/R	1,009,820
3,390	Total Massachusetts			3,553,911

42	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan – 6.0% (4.7% of Total Investments)
$1,000	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Tender Option Bond Trust 3308, 19.970%, 5/01/30 – AGM Insured (IF) (4)	No Opt. Call	AA	$2,127,000
5	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 5.000%, 7/01/36 – NPFG Insured	8/17 at 100.00	AA–	5,014
5	Detroit, Michigan, Water Supply System Second Lien Revenue Bonds, Series 2003B, 5.000%, 7/01/34 – NPFG Insured	8/17 at 100.00	AA–	5,015
730	Flint Hospital Building Authority, Michigan, Building Authority Revenue Bonds, Hurley Medical Center, Series 2013A, 5.000%, 7/01/23	No Opt. Call	BBB–	767,040
2,020	Michigan Finance Authority, Hospital Revenue Bonds, Crittenton Hospital Medical Center, Refunding Series 2012A, 4.125%, 6/01/32 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (5)	2,284,600
3,000	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1, 5.000%, 7/01/23 – AGM Insured	No Opt. Call	AA	3,529,080
155	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Old Redford Academy Project, Series 2010A, 5.250%, 12/01/20	No Opt. Call	BB–	157,235
1,405	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Tender Option Bond Trust 2015-XF0126, 19.232%, 12/01/27 (IF) (4)	12/20 at 100.00	AA–	2,156,563
8,320	Total Michigan			11,031,547
	Minnesota – 1.6% (1.2% of Total Investments)
550	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2016, 5.000%, 1/01/27	1/26 at 100.00	A–	664,587
750	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2013, 5.000%, 7/01/20	No Opt. Call	A	830,955
	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Saint Paul Conservatory for Performing Artists Charter School Project, Series 2013A:
205	3.550%, 3/01/21	No Opt. Call	BBB–	206,775
100	3.700%, 3/01/22	No Opt. Call	BBB–	101,781
	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Lutheran Home, Refunding Series 2013:
500	5.000%, 1/01/18	No Opt. Call	N/R	506,605
500	5.000%, 1/01/19	No Opt. Call	N/R	515,715
2,605	Total Minnesota			2,826,418
	Mississippi – 1.9% (1.5% of Total Investments)
	Mississippi Development Bank Special Obligation Bonds, Marshall County Industrial Development Authority, Mississippi Highway Construction Project, Tender Option Bond Trust 3315:
800	19.788%, 1/01/24 (IF) (4)	1/22 at 100.00	AA–	1,400,560
1,000	19.788%, 1/01/25 (IF) (4)	1/22 at 100.00	AA–	1,719,750
200	19.788%, 1/01/26 (IF) (4)	1/22 at 100.00	AA–	335,440
2,000	Total Mississippi			3,455,750
	Missouri – 2.6% (2.0% of Total Investments)
300	Franklin County Industrial Development Authority, Missouri, Sales Tax Refunding Revenue Bonds, Phoenix Center II Community Improvement District Project, Series 2013A, 4.000%, 11/01/25	11/20 at 100.00	N/R	306,390
910	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A, 5.400%, 6/01/24	8/17 at 100.00	N/R	891,700
3,000	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/23	No Opt. Call	A	3,514,680
4,210	Total Missouri			4,712,770
	Nebraska – 1.8% (1.4% of Total Investments)
3,000	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/32	9/22 at 100.00	A	3,292,350

NUVEEN	43

NIQ	Nuveen Intermediate Duration Quality Municipal Term Fund
	Portfolio of Investments (continued)	May 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada – 1.6% (1.3% of Total Investments)
	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Refunding Series 2016:
$1,295	5.000%, 6/15/26	No Opt. Call	BBB+	$1,532,892
1,210	5.000%, 6/15/27	6/26 at 100.00	BBB+	1,427,534
2,505	Total Nevada			2,960,426
	New Jersey – 6.9% (5.3% of Total Investments)
615	New Jersey Economic Development Authority, Charter School Revenue Bonds, Lady Liberty Academy Charter School Project, Series 2013A, 5.150%, 8/01/23	No Opt. Call	B–	522,652
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
2,000	5.000%, 6/15/24	6/22 at 100.00	BBB+	2,195,100
1,000	5.000%, 6/15/28	6/22 at 100.00	BBB+	1,077,740
	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013:
860	5.000%, 1/01/21 (Alternative Minimum Tax)	No Opt. Call	BBB	941,279
500	5.000%, 1/01/22 (Alternative Minimum Tax)	No Opt. Call	BBB	554,605
500	5.000%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	BBB	557,970
620	5.000%, 1/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB	690,376
1,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Tender Option Bond Trust 2016-XF2340, 3.910%, 9/01/25 (IF) (4)	3/25 at 100.00	A–	717,200
1,000	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.250%, 9/15/29 (Alternative Minimum Tax)	8/22 at 101.00	BB–	1,091,760
1,045	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.250%, 7/01/21	7/18 at 100.00	BB+	1,065,754
135	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.000%, 7/01/18 (ETM)	No Opt. Call	Baa3 (5)	138,779
3,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/29	6/17 at 100.00	BBB–	3,007,650
12,275	Total New Jersey			12,560,865
	New York – 1.9% (1.5% of Total Investments)
495	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc. Project, Series 2015, 5.000%, 7/01/29	7/25 at 100.00	BBB+	564,255
500	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Refunding Series 2014, 5.000%, 1/01/18	No Opt. Call	A+	512,105
2,000	New York Convention Center Development Corporation, New York, Revenue Bonds, Hotel Unit Fee Secured Refunding Series 2015, 5.000%, 11/15/25	No Opt. Call	Aa3	2,446,780
2,995	Total New York			3,523,140
	North Carolina – 0.8% (0.6% of Total Investments)
1,040	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding Series 1993, 6.000%, 1/01/18 – AMBAC Insured (ETM)	No Opt. Call	AAA	1,071,335
400	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.250%, 1/01/25 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	AA (5)	427,160
1,440	Total North Carolina			1,498,495
	Ohio – 5.6% (4.4% of Total Investments)
3,500	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.875%, 6/01/30	6/17 at 100.00	B–	3,468,675
3,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)	No Opt. Call	Caa1	1,245,000
2,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	2,079,660
1,150	Ohio State, Private Activity Bonds, Portsmouth Gateway Group, LLC – Borrower, Portsmouth Bypass Project, Series 2015, 5.000%, 12/31/27 – AGM Insured (Alternative Minimum Tax)	6/25 at 100.00	AA	1,336,369

44	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$2,000	Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health System Series 2008, 5.750%, 12/01/28	12/18 at 100.00	A–	$2,125,680
11,650	Total Ohio			10,255,384
	Oklahoma – 0.7% (0.6% of Total Investments)
1,120	Oklahoma City Water Utilities Trust, Oklahoma, Water and Sewer Revenue Bonds, Refunding Series 2016, 5.000%, 7/01/36	7/26 at 100.00	AAA	1,329,227
	Oregon – 0.6% (0.5% of Total Investments)
965	Astoria Hospital Facilities Authority, Oregon, Hospital Revenue and Refunding Bonds, Columbia Memorial Hospital, Series 2012, 5.000%, 8/01/22	No Opt. Call	BBB–	1,098,788
	Pennsylvania – 4.1% (3.2% of Total Investments)
90	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc – Student Housing Project at Millersville University, Series 2013, 4.000%, 7/01/19	No Opt. Call	BBB–	93,150
	Erie Higher Education Building Authority, Pennsylvania, Revenue Bonds, Gannon University Project, Series 2013:
465	4.000%, 5/01/20	No Opt. Call	BBB+	492,960
480	4.000%, 5/01/21	No Opt. Call	BBB+	512,405
500	4.000%, 5/01/22	No Opt. Call	BBB+	537,895
520	4.000%, 5/01/23	No Opt. Call	BBB+	562,900
2,190	Erie Sewer Authority, Erie County, Pennsylvania, Sewer Revenue Bonds, Series 2012A, 5.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	2,480,263
1,700	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 6/30/28 (Alternative Minimum Tax)	6/26 at 100.00	BBB	1,977,372
	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2013:
370	5.000%, 12/01/20	No Opt. Call	BBB	411,140
435	5.000%, 12/01/21	No Opt. Call	BBB	491,489
6,750	Total Pennsylvania			7,559,574
	Rhode Island – 1.8% (1.4% of Total Investments)
3,000	Rhode Island Health & Educational Building Corporation, Public Schools Financing Program Revenue Bonds, Pooled Series 2009E, 6.000%, 5/15/29 (Pre-refunded 5/15/19) – AGC Insured	5/19 at 100.00	AA (5)	3,294,240
	South Carolina – 1.8% (1.4% of Total Investments)
1,000	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2010-A2, 5.000%, 1/01/18	No Opt. Call	A–	1,023,610
2,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014B, 5.000%, 12/01/31	6/24 at 100.00	AA–	2,234,800
3,000	Total South Carolina			3,258,410
	Tennessee – 6.2% (4.8% of Total Investments)
	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Covenant Health, Refunding Series 2012A:
1,440	5.000%, 1/01/25	1/23 at 100.00	A	1,666,296
2,170	5.000%, 1/01/26	1/23 at 100.00	A	2,488,795
2,000	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2010B, 5.750%, 7/01/22 (Alternative Minimum Tax)	7/20 at 100.00	A	2,259,060
400	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	BBB	465,480
	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C:
1,020	5.000%, 2/01/21	No Opt. Call	A	1,123,836
1,490	5.000%, 2/01/24	No Opt. Call	A	1,719,371
1,365	5.000%, 2/01/25	No Opt. Call	A	1,594,429
9,885	Total Tennessee			11,317,267

NUVEEN	45

NIQ	Nuveen Intermediate Duration Quality Municipal Term Fund
	Portfolio of Investments (continued)	May 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas – 10.6% (8.3% of Total Investments)
$500	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Subordinate Lien Series 2013, 5.000%, 1/01/22	No Opt. Call	BBB	$570,315
200	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010, 5.750%, 1/01/25 (Pre-refunded 1/01/20)	1/20 at 100.00	BBB+ (5)	223,676
685	Denton County Fresh Water Supply District 7, Texas, General Obligation Bonds, Refunding Series 2013, 4.000%, 2/15/21 – AGM Insured	No Opt. Call	AA	744,424
2,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB	2,095,240
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C:
230	5.000%, 11/15/22	No Opt. Call	A3	264,884
1,660	5.000%, 11/15/23	No Opt. Call	A3	1,941,968
960	5.000%, 11/15/25	11/24 at 100.00	A3	1,134,317
515	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011A, 5.250%, 9/01/19	No Opt. Call	A2	561,031
	Irving, Texas, Hotel Occupancy Tax Revenue Bonds, Series 2014B:
465	4.000%, 8/15/22	8/19 at 100.00	BBB+	482,484
535	4.000%, 8/15/23	8/19 at 100.00	BBB+	553,607
100	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company – Love Field Modernization Program Project, Series 2012, 5.000%, 11/01/20 (Alternative Minimum Tax)	No Opt. Call	Baa1	109,321
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Tender Option Bond Trust 2016-XG0058:
100	19.184%, 8/15/22 (IF) (4)	No Opt. Call	Aa3	186,360
155	19.012%, 8/15/24 (IF) (4)	8/23 at 100.00	Aa3	302,007
200	19.184%, 8/15/26 (IF) (4)	8/23 at 100.00	Aa3	374,100
175	18.978%, 8/15/27 (IF) (4)	8/23 at 100.00	Aa3	318,012
3,000	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	BBB+	3,699,779
3,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/27	12/22 at 100.00	A3	3,374,100
230	Texas Public Finance Authority Charter School Finance Corporation, Education Revenue Bonds, Uplift Education, Series 2007A, 5.750%, 12/01/27 (Pre-refunded 12/01/17)	12/17 at 100.00	BBB– (5)	235,582
360	Texas Public Finance Authority, Revenue Bonds, Texas Southern University Financing System, Series 2011, 6.000%, 5/01/23	5/21 at 100.00	BBB	404,701
1,480	Texas State, General Obligation Bonds, Water Financial Assistance, Refunding Series 2016B1, 5.000%, 8/01/26	No Opt. Call	AAA	1,858,850
16,550	Total Texas			19,434,758
	Utah – 1.7% (1.3% of Total Investments)
3,000	Salt Lake County, Utah, Research Facility Revenue Bonds, Huntsman Cancer Foundation, Series 2013A-1, 5.000%, 12/01/33 (Mandatory put 12/15/20)	12/18 at 100.00	N/R	3,087,930
	Vermont – 0.5% (0.4% of Total Investments)
900	Vermont Economic Development Authority, Solid Waste Disposal Revenue Bonds, Casella Waste Systems, Inc. Project, Series 2013, 4.750%, 4/01/36 (Mandatory put 4/02/18) (Alternative Minimum Tax)	No Opt. Call	CCC+	905,778
	Virgin Islands – 1.1% (0.9% of Total Investments)
2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 4.000%, 10/01/22 – AGM Insured	No Opt. Call	AA	2,087,260

46	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia – 1.2% (0.9% of Total Investments)
$1,340	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds, First Tier Series 2016, 5.000%, 7/01/41 – AGM Insured	7/26 at 100.00	AA	$1,551,666
535	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Series 2012A, 5.000%, 7/15/21	No Opt. Call	BBB	598,767
1,875	Total Virginia			2,150,433
	Washington – 0.5% (0.3% of Total Investments)
700	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2015A, 5.000%, 4/01/27	10/24 at 100.00	AA–	835,849
	West Virginia – 0.6% (0.4% of Total Investments)
1,035	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Refunding Series 2015A, 1.900%, 3/01/40	No Opt. Call	A–	1,039,202
	Wisconsin – 0.5% (0.3% of Total Investments)
	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Tender Option Bond Trust 2015-XF0127:
50	17.764%, 4/01/22 (IF) (4)	No Opt. Call	AA–	90,363
100	18.437%, 4/01/23 (IF) (4)	No Opt. Call	AA–	196,085
185	18.119%, 4/01/24 (IF) (4)	4/23 at 100.00	AA–	353,813
100	18.437%, 4/01/25 (IF) (4)	4/23 at 100.00	AA–	188,375
435	Total Wisconsin			828,636
$207,359	Total Long-Term Investments (cost $226,284,018)			232,647,817

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.5% (1.2% of Total Investments)
	MUNICIPAL BONDS – 1.5% (1.2% of Total Investments)
	Illinois – 0.6% (0.5% of Total Investments)
$1,050	Illinois Finance Authority, Revenue Bonds, University of Chicago, Variable Rate Demand Obligation, Tender Option Bond Floater 2015-XM0114, 0.810%, 7/01/37 (7)	7/18 at 100.00	A-1	$1,050,000
	Maine – 0.1% (0.1% of Total Investments)
200	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Bowdoin College, Variable Rate Demand Obligation, Tender Option Bond Floater 2009-XF0402, 0.810%, 7/01/39 (7)	7/19 at 100.00	VMIG-1	200,000
	Washington – 0.8% (0.6% of Total Investments)
1,500	Washington State Health Care Facilities Authority, Revenue Bonds, Catholic Health Initiative, Variable Rate Demand Obligation, Tender Option Bond Floater 2016-XM0424, 1.130%, 2/01/41 (7)	2/21 at 100.00	VMIG-3	1,500,000
$2,750	Total Short-Term Investments (cost $2,750,000)			2,750,000
	Total Investments (cost $229,034,018) – 128.9%			235,397,817
	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (30.1)% (8)			(54,994,880)
	Other Assets Less Liabilities – 1.2%			2,286,621
	Net Assets Applicable to Common Shares – 100%			$182,689,558

NUVEEN	47

NIQ	Nuveen Intermediate Duration Quality Municipal Term Fund
	Portfolio of Investments (continued)	May 31, 2017

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the ratings of such securities.
(6)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(7)	Investment has a maturity of greater than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(8)	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 23.4%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

48	NUVEEN

Statement of
	Assets and Liabilities	May 31, 2017

	NID	NIQ
Assets
Long-term investments, at value (cost $800,874,041 and $226,284,018, respectively)	$807,843,594	$232,647,817
Short-term investments, at value (cost $8,106,506 and $2,750,000, respectively)	8,140,376	2,750,000
Cash collateral at brokers(1)	387,085	—
Unrealized appreciation on interest rate swaps	657,835	—
Receivable for:
Interest	14,242,951	3,827,215
Investments sold	23,872,220	882,008
Other assets	36,539	4,298
Total assets	855,180,600	240,111,338
Liabilities
Cash overdraft	15,057,504	1,657,506
Floating rate obligations	11,200,000	—
Payable for:
Dividends	2,347,576	512,712
Interest	254,110	79,863
Investments purchased	6,870,876	—
Variation margin on swap contracts	12,550	—
Variable Rate MuniFund Term Preferred (“VMTP”) Shares, net of deferred offering costs (liquidation preference $175,000,000 and $55,000,000, respectively)	174,984,666	54,994,880
Accrued expenses:
Management fees	454,596	109,062
Trustees fees	34,938	2,376
Other	135,478	65,381
Total liabilities	211,352,294	57,421,780
Net assets applicable to common shares	$643,828,306	$182,689,558
Common shares outstanding	46,909,660	13,097,144
Net asset value (“NAV”) per common share outstanding	$13.72	$13.95
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$469,097	$130,971
Paid-in surplus	670,097,867	186,887,047
Undistributed (Over-distribution of) net investment income	1,889,121	(149,900)
Accumulated net realized gain (loss)	(36,789,262)	(10,542,359)
Net unrealized appreciation (depreciation)	8,161,483	6,363,799
Net assets applicable to common shares	$643,828,306	$182,689,558
Authorized shares:
Common	Unlimited	Unlimited
Preferred	Unlimited	Unlimited

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

NUVEEN	49

Statement of
	Operations	Year Ended May 31, 2017

	NID	NIQ
Investment Income	$38,342,105	$8,814,702
Expenses
Management fees	5,390,748	1,293,397
Interest expense and amortization of offering costs	2,735,576	851,422
Custodian fees	109,269	41,659
Trustees fees	24,555	7,080
Professional fees	58,967	37,190
Shareholder reporting expenses	72,375	26,696
Shareholder servicing agent fees	16,424	16,396
Stock exchange listing fees	14,342	7,457
Investor relations expenses	73,937	21,500
Other	60,544	31,312
Total expenses	8,556,737	2,334,109
Net investment income (loss)	29,785,368	6,480,593
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(112,099)	57,361
Swaps	(2,916,531)	(1,252,374)
Change in net unrealized appreciation (depreciation) of:
Investments	(20,290,652)	(4,290,359)
Swaps	3,129,861	1,070,237
Net realized and unrealized gain (loss)	(20,189,421)	(4,415,135)
Net increase (decrease) in net assets applicable to common shares from operations	$9,595,947	$2,065,458

See accompanying notes to financial statements.

50	NUVEEN

Statement of
Changes in Net Assets

	NID		NIQ
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	5/31/17	5/31/16	5/31/17	5/31/16
Operations
Net investment income (loss)	$29,785,368	$32,145,391	$6,480,593	$6,989,674
Net realized gain (loss) from:
Investments	(112,099)	(1,152,784)	57,361	(21,298)
Swaps	(2,916,531)	(9,497,055)	(1,252,374)	(2,068,331)
Change in net unrealized appreciation (depreciation) of:
Investments	(20,290,652)	25,418,559	(4,290,359)	9,816,310
Swaps	3,129,861	7,343,872	1,070,237	807,008
Net increase (decrease) in net assets applicable to common shares from operations	9,595,947	54,257,983	2,065,458	15,523,363
Distributions to Common Shareholders
From net investment income	(31,326,271)	(32,086,207)	(6,699,189)	(7,543,955)
Decrease in net assets applicable to common shares from distributions to common shareholders	(31,326,271)	(32,086,207)	(6,699,189)	(7,543,955)
Net increase (decrease) in net assets applicable to common shares	(21,730,324)	22,171,776	(4,633,731)	7,979,408
Net assets applicable to common shares at the beginning of period	665,558,630	643,386,854	187,323,289	179,343,881
Net assets applicable to common shares at the end of period	$643,828,306	$665,558,630	$182,689,558	$187,323,289
Undistributed (Over-distribution of) net investment income at the end of period	$1,889,121	$3,484,137	$(149,900)	$81,079

See accompanying notes to financial statements.

NUVEEN	51

Statement of
	Cash Flows	Year Ended May 31, 2017

	NID	NIQ
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$9,595,947	$2,065,458
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(165,135,124)	(22,732,706)
Proceeds from sales and maturities of investments	155,024,259	19,752,916
Proceeds from (Purchases of) short-term investments, net	(7,110,256)	(150,000)
Proceeds from (Payments for) swaps contracts, net	(2,916,531)	(1,252,374)
Payment-in-kind distributions	(77,553)	—
Taxes paid	(1,496)	(231)
Amortization (Accretion) of premiums and discounts, net	6,025,001	2,966,458
Amortization of deferred offering costs	13,111	3,599
(Increase) Decrease in:
Cash collateral at brokers	17,741	502,327
Receivable for interest	515,712	87,204
Receivable for investments sold	(17,851,935)	(532,008)
Receivable for variation margin on swap contracts	10,019	11,830
Other assets	(3,578)	497
Increase (Decrease) in:
Payable for interest	61,897	19,453
Payable for investments purchased	6,059,976	—
Payable for variation margin on swap contracts	12,550	—
Accrued management fees	(10,643)	(2,839)
Accrued Trustees fees	8,348	1,524
Accrued other expenses	29,268	11,951
Net realized (gain) loss from:
Investments	112,099	(57,361)
Swaps	2,916,531	1,252,374
Paydowns	—	4,130
Change in net unrealized (appreciation) depreciation of:
Investments	20,290,652	4,290,359
Swaps(1)	(1,911,208)	(346,762)
Net cash provided by (used in) operating activities	5,674,787	5,895,799
Cash Flows from Financing Activities
Increase (Decrease) in:
Cash overdraft	14,636,889	887,112
Floating rate obligations	11,200,000	—
Cash distribution paid to common shareholders	(31,511,676)	(6,782,911)
Net cash provided by (used in) financing activities	(5,674,787)	(5,895,799)
Net Increase (Decrease) in Cash	—	—
Cash at the beginning of period	—	—
Cash at the end of period	$—	$—
Supplemental Disclosure of Cash Flow Information	NID	NIQ
Cash paid for interest (excluding amortization of offering costs)	$2,656,472	$827,579

(1)	Excluding over-the-counter cleared swaps.

See accompanying notes to financial statements.

52	NUVEEN

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NUVEEN	53

Financial
Highlights

Selected data for a common share outstanding throughout each period:

						Less Distributions to
		Investment Operations				Common Shareholders			Common Share
	Beginning	Net		Net		From	From
	Common	Investment		Realized/		Net	Accumulated				Ending
	Share	Income		Unrealized		Investment	Net Realized		Offering	Ending	Share
	NAV	(Loss	)	Gain (Loss )	Total	Income	Gains	Total	Costs	NAV	Price
NID
Year Ended 5/31:
2017	$14.19	$0.63		$(0.43)	$0.20	$(0.67)	$—	$(0.67)	$—	$13.72	$13.39
2016	13.72	0.68		0.47	1.15	(0.68)	—	(0.68)	—	14.19	13.68
2015	13.69	0.69		0.02	0.71	(0.68)	—	(0.68)	—	13.72	12.48
2014	14.04	0.69		(0.37)	0.32	(0.67)	—	(0.67)	— **	13.69	12.59
2013(d)	14.33	0.26		(0.30)	(0.04)	(0.22)	—	(0.22)	(0.03)	14.04	13.00

NIQ
Year Ended 5/31:
2017	14.30	0.49		(0.33)	0.16	(0.51)	—	(0.51)	—	13.95	13.15
2016	13.69	0.53		0.66	1.19	(0.58)	—	(0.58)	—	14.30	13.53
2015	13.87	0.58		(0.16)	0.42	(0.60)	—	(0.60)	—	13.69	12.49
2014	14.12	0.60		(0.27)	0.33	(0.58)	—	(0.58)	—	13.87	12.92
2013(e)	14.33	0.14		(0.22)	(0.08)	(0.10)	—	(0.10)	(0.03)	14.12	13.09

	VMTP Shares
	at the End of Period
	Aggregate	Asset
	Amount	Coverage
	Outstanding	Per $100,000
	(000)	Share
NID
Year Ended 5/31:
2017	$175,000	$467,902
2016	175,000	480,319
2015	175,000	467,650
2014	175,000	466,985
2013(d)	175,000	476,271

NIQ
Year Ended 5/31:
2017	55,000	432,163
2016	55,000	440,588
2015	55,000	426,080
2014	55,000	430,313
2013(e)	55,000	436,154

54	NUVEEN

		Common Share Supplemental Data/
		Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)
		Ending
	Based on	Net			Net		Portfolio
Based on	Share	Assets			Investment		Turnover
NAV (a)	Price (a)	(000)	Expenses	(c)	Income (Loss	)	Rate	(f)

1.49%	2.84%	$643,828	1.32%		4.61%		19%
8.66	15.59	665,559	1.20		4.96		10
5.29	4.62	643,387	1.23		5.01		18
2.66	2.47	642,224	1.28		5.33		19
(0.46)	(11.94)	658,474	1.05	*	3.97	*	20

1.20	1.06	182,690	1.28		3.55		8
8.85	13.26	187,323	1.20		3.83		7
3.01	1.27	179,344	1.16		4.17		15
2.70	3.64	181,672	1.21		4.57		13
(0.77)	(12.12)	184,885	1.10	*	3.30	*	1

(a)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NID
Year Ended 5/31:
2017	0.42%
2016	0.30
2015	0.33
2014	0.36
2013(d)	0.23	*

NIQ
Year Ended 5/31:
2017	0.47%
2016	0.38
2015	0.33
2014	0.36
2013(e)	0.30	*

(d)	For the period December 5, 2012 (commencement of operations) through May 31, 2013.
(e)	For the period February 7, 2013 (commencement of operations) through May 31, 2013.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	55

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Intermediate Duration Municipal Term Fund (NID)
•	Nuveen Intermediate Duration Quality Municipal Term Fund (NIQ)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end management investment companies. NID and NIQ were organized as Massachusetts business trusts on September 11, 2012 and December 11, 2012, respectively. NID and NIQ each have a term of ten years and intend to liquidate and distribute their net assets to shareholders on or before March 31, 2023 and June 30, 2023, respectively.

The end of the reporting period for the Funds is May 31, 2017, and the period covered by these Notes to Financial Statements is the fiscal year ended May 31, 2017 (the “current fiscal period”).

Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies
NID seeks to provide a high level of current income exempt from regular federal income tax with a secondary objective of seeking additional total return. The Fund will seek to achieve its investment objectives by investing in municipal securities that the Sub-Adviser believes are underrated or undervalued, based upon its bottom-up, research-driven investment strategy. The Fund also will seek to reduce the risk of rising interest rates by maintaining a portfolio with an intermediate duration of between three and ten years (including the effects of leverage). The Fund’s portfolio will be actively managed, with the goal of capitalizing on historically favorable municipal credit spreads (the difference between yields on municipal securities across all debt rating categories) currently available in the market. Under normal circumstances, the Fund will invest at least 80% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in municipal securities and other related investments, the income from which is exempt from regular federal income tax. The Fund will invest at least 50% of its managed assets in investment grade municipal securities; it also may invest in below investment grade securities, which are regarded as having predominately speculative characteristics with respect to an issuer’s capacity to pay interest and repay principal, and are commonly referred to as junk bonds or high yield debt.

NIQ seeks to provide current income exempt from regular federal income tax with a secondary objective of seeking additional total return. The Fund seeks to achieve its investment objectives by investing in a diversified portfolio of primarily investment grade quality municipal securities (at least 80% of managed assets), the income from which is exempt from regular federal income tax. The Fund also will seek to reduce the risk of rising interest rates by maintaining a portfolio with an intermediate duration of between three and ten years (including the effects of leverage). The Fund will emphasize the purchase of municipal securities that the Sub-Adviser believes are underrated or undervalued. The Fund’s portfolio will be actively managed, seeking to capitalize on favorable relative value opportunities, with the goal of outperforming broad municipal market benchmarks over the life of the Fund.

Effective August 5, 2016, the Funds changed their investment policy to limit the amount of securities subject to the alternative minimum tax (“AMT”) to no more than 20% (30% prior to August 5, 2016) of each Fund’s managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates).

Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

56	NUVEEN

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the following Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

NID
Outstanding when-issued/delayed delivery purchase commitments	$4,873,376

Investment Income
Dividend income is recorded on the ex-dividend date. Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders
Dividends from net investment income, if any, are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Compensation
The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.

NUVEEN	57

Notes to Financial Statements (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (“NAV”) (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NID	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$807,843,594	$—	$807,843,594
Short-Term Investments*:
Municipal Bonds	—	8,140,376	—	8,140,376
Investments in Derivatives:
Interest Rate Swaps**	—	1,158,060	—	1,158,060
Total	$—	$817,142,030	$—	$817,142,030
NIQ
Long-Term Investments*:
Municipal Bonds	$—	$232,647,817	$—	$232,647,817
Short-Term Investments*:
Municipal Bonds	—	2,750,000	—	2,750,000
Total	$—	$235,397,817	$—	$235,397,817

*	Refer to the Fund’s Portfolio of Investments for state classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

58	NUVEEN

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”) in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a

NUVEEN	59

Notes to Financial Statements (continued)

Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NID	NIQ
Floating rate obligations: self-deposited Inverse Floaters	$11,200,000	$—
Floating rate obligations: externally-deposited Inverse Floaters	185,060,000	48,320,000
Total	$196,260,000	$48,320,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NID	NIQ
Average floating rate obligations outstanding	$1,841,096	$—
Average annual interest rate and fees	1.26%	—%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	NID	NIQ
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$11,200,000	$—
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	175,250,000	48,320,000
Total	$186,450,000	$48,320,000

60	NUVEEN

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Interest Rate Swaps Contracts
Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the “effective date”).

The amount of the payment obligation is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, each Fund, as part of its duration management strategy, used duration shortening forward interest rate swap contracts to help maintain its ten-year duration mandate. NIQ eliminated its duration hedge during the current fiscal period and did not hold any forward interest rate swap positions as of the end of the reporting period.

NUVEEN	61

Notes to Financial Statements (continued)

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	NID	NIQ
Average notional amount of interest rate swap contracts outstanding*	$21,580,000	$2,760,000

*       The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying	Derivative
Risk Exposure	Instrument	Location	Value	Location	Value
NID
Interest rate	Swaps (OTC Uncleared)	Unrealized appreciation on	$657,835	—	$—
		interest rate swaps
Interest rate	Swaps (OTC Cleared)	Cash collateral at brokers	500,225	—	—
		and Payable for variation
		margin on swap contracts**
Total			$1,158,060		$—

**	Value represents the unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the asset and/or liability amount as described in the table above.

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

Gross Amounts Not Offset
on the Statement of
		Gross		Gross		Amounts	Net Unrealized	Assets and Liabilities
		Unrealized		Unrealized		Netted on	Appreciation			Collateral
		Appreciation on		(Depreciation	)	Statement of	(Depreciation) on			Pledged
		Interest		on Interest		Assets and	Interest	Financial		to (from)	Net
Fund	Counterparty	Rate Swaps	***	Rate Swaps	***	Liabilities	Rate Swaps	Instruments	****	Counterparty	Exposure
NID	JPMorgan Chase Bank, N.A.	$657,835		$—		$—	$657,835	$—		$(657,835)	$—

***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.
****	Represents inverse floating rate securities available for offset, when applicable.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

				Change in Net
			Net Realized	Unrealized Appreciation
	Underlying	Derivative	Gain (Loss) from	(Depreciation) of
Fund	Risk Exposure	Instrument	Swaps	Swaps
NID	Interest rate	Swaps	$(2,916,531)	$3,129,861
NIQ	Interest rate	Swaps	$(1,252,374)	$1,070,237

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

62	NUVEEN

4. Fund Shares

Common Share Transactions
The Funds did not have any transactions in common shares during current and prior fiscal period.

Preferred Shares

Variable Rate MuniFund Term Preferred Shares
The Funds have issued and have outstanding Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with $100,000 liquidation preference per share. VMTP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, VMTP Shares outstanding, at liquidation preference, for each Fund was as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference
NID	2018	1,750	$175,000,000
NIQ	2018	550	$55,000,000

Each Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares may be redeemed at the option of each Fund, subject to payment of premium for approximately one year following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends. Each Fund may be obligated to redeem a certain amount of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for each Fund’s series of VMTP Shares are as follows:

		Term	Premium
Fund	Series	Redemption Date	Expiration Date
NID	2018	August 1, 2018	June 30, 2016
NIQ	2018	November 1, 2018	September 30, 2016

The average liquidation preference of VMTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NID	NIQ
Average liquidation preference of VMTP Shares outstanding	$175,000,000	$55,000,000
Annualized dividend rate	1.54%	1.54%

VMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the VMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that fair value of VMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of VMTP Shares is a liability and is recognized as a component of “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.

Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred in connection with each Fund’s offering of VMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Variable Rate MuniFund Term Preferred (“VMTP”) shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

NUVEEN	63

Notes to Financial Statements (continued)

Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.

Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Year Ended
	May 31, 2016
NID	Series	Shares	Amount
VMTP Shares issued	2018	1,750	$175,000,000
VMTP Shares exchanged	2016	(1,750)	(175,000,000)
Net increase (decrease)		—	$—

	Year Ended
	May 31, 2016
NIQ	Series	Shares	Amount
VMTP Shares issued	2018	550	$55,000,000
VMTP Shares exchanged	2016	(550)	(55,000,000)
Net increase (decrease)		—	$—

5. Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	NID	NIQ
Purchases	$165,135,124	$22,732,706
Sales and maturities	155,024,259	19,752,916

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of May 31, 2017, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	NID	NIQ
Cost of investments	$796,746,831	$228,843,888
Gross unrealized:
Appreciation	$30,134,056	$8,907,159
Depreciation	(22,096,917)	(2,353,230)
Net unrealized appreciation (depreciation) of investments	$8,037,139	$6,553,929

64	NUVEEN

Permanent differences, primarily due to taxable market discount, federal taxes paid, paydowns and nondeductible offering costs, resulted in reclassifications among the Funds’ components of net assets as of May 31, 2017, the Funds’ tax year end, as follows:

	NID	NIQ
Paid-in surplus	$(14,607)	$(3,830)
Undistributed (Over-distribution of) net investment income	(54,113)	(12,383)
Accumulated net realized gain (loss)	68,720	16,213

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2017, the Funds’ tax year end, were as follows:

	NID	NIQ
Undistributed net tax-exempt income[1]	$3,316,046	$269,655
Undistributed net ordinary income[2]	268,196	13,709
Undistributed net long-term capital gains	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 1, 2017, and paid on June 1, 2017.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended May 31, 2017 and May 31, 2016, was designated for purposes of the dividends paid deduction as follows:

2017	NID	NIQ
Distributions from net tax-exempt income[3]	$34,062,678	$7,605,351
Distributions from net ordinary income[2]	84,437	—
Distributions from net long-term capital gains	—	—
2016	NID	NIQ
Distributions from net tax-exempt income	$33,856,785	$8,126,064
Distributions from net ordinary income[2]	3,046	1,586
Distributions from net long-term capital gains	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2017 as Exempt Interest Dividends.

As of May 31, 2017, the Funds’ tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NID	NIQ
Capital losses to be carried forward – not subject to expiration	$36,777,777	$10,542,359

7. Management Fees and Other Transactions with Affiliates

Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

For the period June 1, 2016 through July 31, 2016, the annual Fund-level fee, payable monthly, for each Fund was calculated according to the following schedule:

	NID	NIQ
Average Daily Managed Assets*	Fund-Level Fee	Fund-Level Fee
For the first $125 million	0.4000%	0.3000%
For the next $125 million	0.3875	0.2875
For the next $250 million	0.3750	0.2750
For the next $500 million	0.3625	0.2625
For the next $1 billion	0.3500	0.2500
For the next $3 billion	0.3375	0.2375
For managed assets over $5 billion	0.3250	0.2250

NUVEEN	65

Notes to Financial Statements (continued)

Effective August 1, 2016, the annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

	NID	NIQ
Average Daily Managed Assets*	Fund-Level Fee	Fund-Level Fee
For the first $125 million	0.4000%	0.3000%
For the next $125 million	0.3875	0.2875
For the next $250 million	0.3750	0.2750
For the next $500 million	0.3625	0.2625
For the next $1 billion	0.3500	0.2500
For the next $3 billion	0.3250	0.2250
For managed assets over $5 billion	0.3125	0.2125

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds’ daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of May 31, 2017, the complex-level fee for each Fund was 0.1606%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.

During the current fiscal period, the following Fund engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	NID
Purchases	$—
Sales	4,107,978

66	NUVEEN

8. Borrowing Arrangements

Uncommitted Line of Credit
 During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. On December 31, 2016 (the only date utilized during the current fiscal period), the Funds borrowed the following amounts from the Unsecured Credit Line, at an annualized interest rate of 2.02% on their outstanding balance.

	NID	NIQ
Outstanding balance at December 31, 2016	$7,036,389	$358,494

Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including all of the Funds covered by this shareholder report. The credit facility expires in July 2018 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

Inter-Fund Borrowing and Lending
The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

NUVEEN	67

Notes to Financial Statements (continued)

9. New Accounting Pronouncements

Amendments to Regulation S-X
In October 2016, the SEC adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management is still evaluating the impact of the final rules, if any.

Accounting Standards Update 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
During March 2017, the Financial Accounting Standards Board (“FASB”) issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

10. Subsequent Events

Uncommitted Line of Credit
The Unsecured Credit Line (as described in Note 8 – Borrowing Arrangements) was not renewed after its scheduled Termination Date on July 27, 2017.

68	NUVEEN

Additional Fund Information (Unaudited)

Board of Trustees
William Adams IV*	Margo Cook**	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner
John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L Wolff
Robert L. Young***

*	Interested Board Member and retired from the Fund’s Board of Trustees effective June 30, 2017.
**	Interested Board Member.
***	Effective July 1, 2017.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street	Company, N.A.
	Boston, MA 02111		Chicago, IL 60601	250 Royall Street
Canton, MA 02021
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
 Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
 You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
 Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
 Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NID	NIQ
Common shares repurchased	—	—

FINRA BrokerCheck
 The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	69

Glossary of Terms Used in this Report (Unaudited)

■	Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in a fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■	Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cash flows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indices.

■	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■	Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.

■	Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

70	NUVEEN

■	Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■	Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■	S&P Intermediate Duration Municipal Yield Index: An unleveraged, market value-weighted index that tracks both the investment grade municipal bond market and the high yield municipal bond market in the duration ranges of short duration: 1 to 12 years maturity range and long duration: 1 to 17 years maturity range. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume investment of distributions, but do not reflect any applicable sales charges or management fees.

■	S&P Municipal Bond Intermediate Index: An unleveraged, market value-weighted index containing all of the bonds in the S&P Municipal Bond Index with maturity dates between 3 and 14.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■	Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

NUVEEN	71

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

72	NUVEEN

Annual Investment Management Agreement Approval Process (Unaudited)

The Board of Trustees (each, a “Board,” and each Trustee, a “Board Member”) of each Fund, including the Board Members who are not parties to the applicable advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), oversees the management of its respective Fund, including the performance of Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), and Nuveen Asset Management, LLC, the Funds’ sub-adviser (the “Sub-Adviser”). As required by applicable law, after the initial term of the respective Fund following commencement of its operations, the Board is required to consider annually whether to renew the Fund’s management agreement with the Adviser (the “Investment Management Agreement”) and its sub-advisory agreement with the Sub-Adviser (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”). Accordingly, the Board met in person on April 11-12, 2017 (the “April Meeting”) and May 23-25, 2017 (the “May Meeting”) to consider the approval of each Advisory Agreement that was up for renewal for an additional one-year period.

The Board considered its review of the Advisory Agreements as an ongoing process encompassing the information received and the deliberations the Board and its committees have had throughout the year. The Board met regularly during the year and received materials and discussed topics that were relevant to the annual consideration of the renewal of the Advisory Agreements, including, among other things, overall market performance and developments; fund investment performance; investment team review; valuation of securities; compliance, regulatory and risk management matters; and other developments. The Board had also established several standing committees, including the Open-end Fund Committee and Closed-end Fund Committee, which met regularly throughout the year to permit the Board Members to delve deeper into the topics particularly relevant to the respective product line. The Board further continued its practice of seeking to meet periodically with the Sub-Adviser and its investment team. The accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Funds and working with the Fund Advisers (as defined below) were taken into account in their review of the Advisory Agreements.

In addition to the materials received by the Board or its committees throughout the year, the Board reviewed extensive additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including, but not limited to, a description of the services provided by the Adviser and Sub-Adviser (the Adviser and the Sub-Adviser are each a “Fund Adviser”); an analysis of fund performance including comparative industry data and a detailed focus on any performance outliers; an analysis of the Sub-Adviser; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and in comparison to the fees and expenses of peers with a focus on any expense outliers; an assessment of shareholder services for the Nuveen funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; a review of premium/discount trends and leverage management for the closed-end funds as well as information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters. The materials provided in connection with the annual review included information compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data, comparing, in relevant part, each Fund’s fees and expenses with those of a comparable universe of funds (the “Peer Universe”), as selected by Broadridge (the “Broadridge Report”). The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

As part of its annual review, the Board met at the April Meeting to review the investment performance of the Funds and to consider the Adviser’s analysis of the Sub-Adviser evaluating, among other things, the Sub-Adviser’s assets under management, investment team, performance, organizational stability, and investment approach. During the review, the Independent Board

NUVEEN	73

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Members requested and received additional information from management. At the May Meeting, the Board, including the Independent Board Members, continued its review and ultimately approved the continuation of the Advisory Agreements for an additional year. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel and met with counsel separately without management present. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information presented, and each Board Member may have attributed different weights to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. The Board recognized the myriad of services the Adviser and its affiliates provided to manage and operate the Nuveen funds, including (a) product management (such as managing distributions, positioning the product in the marketplace, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as overseeing the sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); (g) with respect to certain closed-end funds, providing leverage, capital and distribution management services; and (h) with respect to certain open-end funds with portfolios that have a leverage component, providing such leverage management services.

The Board further noted the Adviser’s continued dedication to investing in its business to enhance the quality and breadth of the services provided to the Funds. The Board recognized the Adviser’s investment in staffing over recent years to support the services provided to the Nuveen funds in key areas, including in investment services, product management, retail distribution and information technology, closed-end funds and structured products, as well as in fund administration, operations and risk management. The Board further noted the Adviser’s continued commitment to enhancing its compliance program by, among other things, restructuring the compliance organization, developing a unified compliance program, adding compliance staff, and developing and/or revising policies and procedures as well as building further infrastructure to address new regulatory requirements or guidance and the growth of the complex. The Board also considered the enhancements to Nuveen’s cybersecurity capabilities, systems and processes to value securities, stress test reporting and risk and control self-assessments.

In addition, the Independent Board Members considered information highlighting the various initiatives that the Adviser had implemented or continued over recent years to benefit the open-end fund and closed-end fund product lines and/or particular Nuveen funds. The Board noted the Adviser’s continued efforts to rationalize the open-end fund and closed-end fund product lines through, among other things, mergers, liquidations and repositionings in seeking to provide enhanced shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches that are more relevant to current shareholder needs. With respect to closed-end Nuveen funds, such initiatives included (a) an increased level of leverage management activities in 2016 and 2017 resulting from the rollover of existing facilities, the negotiation of improved terms and pricing to reduce leverage costs, the innovation of new leverage structures, the rebalancing of leverage of various funds as a result of mergers or new investment mandates, and the restructuring of tender option bonds to be compliant

74	NUVEEN

with new regulatory requirements; (b) an increased level of capital management activities (i.e., the management of the issuance and repurchase of shares of certain closed-end funds) during 2016 as a result of market demand as well as an implementation of a cross department review system for shares trading at certain discount levels; (c) continued refinements to a database to permit further analysis of the closed-end fund marketplace and shareholder base; (d) the development of enhanced secondary market board reporting and commentary; (e) the reconfiguration of the framework for determining and maintaining closed-end fund benchmarks to permit more consistency across the complex; and (f) the development of product innovations for new closed-end offerings, including target term funds. The Board also recognized the Adviser’s continued commitment to supporting the closed-end product line through its award winning investor relations support program through which Nuveen seeks to educate investors and financial advisers regarding closed-end funds.

With respect to municipal funds, the Independent Board Members also appreciated, in particular, the astute portfolio management of the municipal funds with respect to the Puerto Rico debt crisis.

In its review, the Board recognized that initiatives that attracted assets to the Nuveen family of funds generally benefited the Nuveen funds in the complex as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide fee arrangement which generally provides that the management fees of the Nuveen funds (subject to limited exceptions) are reduced as asset levels in the complex reach certain breakpoints in the fee schedule.

Similarly, the Board considered the sub-advisory services provided by the Sub-Adviser to the Funds. The Sub-Adviser generally provided portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team and any changes thereto, the stability and history of the organization, the assets under management, the investment approach and the performance of the Nuveen funds it sub-advises. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B.	The Investment Performance of the Funds and Fund Advisers
As part of its evaluation of the services provided by the Fund Advisers, the Board reviewed Fund performance over the quarter, one-, and three-year periods ending December 31, 2016 as well as performance data for the first quarter of 2017 ending March 31, 2017. The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For closed-end funds, the Board (or the Closed-end Fund Committee) also reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date and over various periods as well as in comparison to the premium/discount average in their respective Lipper peer category. The Independent Board Members continued to recognize the importance of secondary market trading for the shares of the closed-end funds and the evaluation of the premium and discount levels was a continuing priority for them. The review and analysis of performance information during the annual review of Advisory Agreements incorporated the discussions and performance information the Board Members have had at each of their quarterly meetings throughout the year.

In evaluating performance data, the Independent Board Members recognized some of the limitations of such data and the difficulty in establishing appropriate peer groups and benchmarks for certain of the Nuveen funds. They recognized that each fund operates pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark. Certain funds may also utilize leverage which may provide benefits or risks to their portfolio compared to an unlevered benchmark. The Independent Board Members had noted that management had classified the Performance Peer Groups as low, medium and high in relevancy to the applicable fund as a result of these differences or other factors. The Independent Board Members recognized that the variations between the Performance Peer Group or benchmark

NUVEEN	75

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

and the applicable Fund will lead to differing performance results and may limit the value of the comparative performance data in assessing the particular Fund’s performance.

In addition, the Independent Board Members recognized that the performance data is a snapshot in time, in this case as of the end of the 2016 calendar year or end of the first quarter of 2017. A different period may generate significantly different results and longer term performance can be adversely affected by even one period of significant underperformance. Further, a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers and the factors contributing to the respective fund’s performance and any efforts to address performance concerns. With respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers any steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board, however, acknowledged that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

In reviewing the performance of the Nuveen municipal funds, the Board recognized the challenged and volatile conditions of the municipal market in the fourth quarter of 2016 which impacted the performance of many of the municipal funds. The Board further considered that the municipal market had generally rebounded in the first quarter of 2017. In reviewing the performance of the municipal funds, the Board considered the impact of the market conditions.

For Nuveen Intermediate Duration Municipal Term Fund, the Board noted that although the Fund ranked in the fourth quartile in its Performance Peer Group in the three-year period, the Fund ranked in the first quartile in the one-year period. The Board further recognized that although the Fund underperformed its primary benchmark in the one-year period, it outperformed such benchmark in the three-year period. The Board was satisfied with the overall performance of the Fund.

For Nuveen Intermediate Duration Quality Municipal Term Fund, the Board noted that the Fund ranked in the third quartile in its Performance Peer Group for the one- and three-year periods and although the Fund underperformed its benchmark in the one-year period, it outperformed its benchmark in the three-year period. The Board was satisfied with the overall performance of the Fund.

C.	Fees, Expenses and Profitability

1. Fees and Expenses
The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed and considered, among other things, the gross and net management fees paid by the Funds. The Board further considered the net total expense ratios of each Fund (expressed as a percentage of average net assets) as the expense ratio is most reflective of the investors’ net experience in a Fund as it directly reflected the costs of investing in the respective Fund.

In addition, the Board reviewed the Broadridge Report comparing, in relevant part, each Fund’s gross and net advisory fees and net total expense ratios with those of a Peer Universe. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe by Broadridge. In reviewing the comparative data, the Board was aware that various factors may limit some of the usefulness of the data, such as differences in size of the peers; the composition of the Peer Universe; changes each year of funds comprising the Peer Universe; levels of expense reimbursements and fee waivers; and differences in the type and use of leverage. Nevertheless, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers (excluding leverage costs and leveraged assets), the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher,

76	NUVEEN

in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Board noted that the substantial majority of the Nuveen funds had a net expense ratio that was near or below their respective peer average.

The Independent Board Members noted that each Fund had a net management fee and a net expense ratio below its respective peer averages.

In their evaluation of the management fee schedule, the Independent Board Members also reviewed the fund-level and complex-wide breakpoint schedules, as described in further detail below. With respect to closed-end funds, the Board considered the effects of leverage on fees and expenses, including the calculation of management fees for funds with tender option bonds.

Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Board also reviewed information regarding the respective Fund Adviser’s fee rates for providing advisory services to other types of clients. For the Adviser and/or the Sub-Adviser, such other clients may include municipal separately managed accounts and passively managed exchange-traded funds (“ETFs”) sub-advised by the Sub-Adviser but that are offered by another fund complex.

The Board recognized that each Fund had an affiliated sub-adviser. In reviewing the fee rates assessed to other clients, with respect to affiliated sub-advisers, the Board reviewed, among other things, the range of fees and average fee rates assessed for managed accounts.

The Board recognized the inherent differences between the Nuveen funds and the other types of clients. The Board considered information regarding these various differences which included, among other things, the services required, average account sizes, types of investors targeted, legal structure and operations, and applicable laws and regulations. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and the Nuveen funds. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Board recognized the breadth of services the Adviser provided to support the Nuveen funds as summarized above and noted that many of such administrative services may not be required to the same extent or at all for the institutional clients or other clients. The Board further recognized the passive management of ETFs compared to the active management required of other Nuveen funds would contribute to differing fee levels.

The Independent Board Members noted that the sub-advisory fees paid by the Adviser to the Sub-Adviser, however, were generally for portfolio management services. With respect to affiliated sub-advisers, the Board noted such sub-advisory fees were more comparable to the fees of retail wrap accounts and other external sub-advisory mandates.

Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Board concluded that such facts justify the different levels of fees.

3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members also considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2016 and 2015. In considering profitability, the Independent Board Members considered the level of profitability realized by Nuveen before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. In evaluating the profitability, the Independent Board Members evaluated

NUVEEN	77

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

the analysis employed in developing the profitability figures, including the assumptions and methodology employed in allocating expenses. The Independent Board Members recognized the inherent limitations to any cost allocation methodology as different and reasonable approaches may be used and yet yield differing results. The Independent Board Members further reviewed an analysis of the history of the profitability methodology used explaining any changes to the methodology over the years. The Board has appointed two Independent Board Members, who along with independent legal counsel, helped to review and discuss the methodology employed to develop the profitability analysis each year and any proposed changes thereto and to keep the Board apprised of such changes during the year.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2016 versus 2015. The Board, however, observed that Nuveen’s operating margins for its advisory activities in 2016 were similar to that of 2015.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). The Independent Board Members, however, noted that the usefulness of the comparative data may be limited as the other firms may have a different business mix and their profitability data may be affected by numerous other factors such as the types of funds managed, the cost allocation methodology used, and their capital structure. Nevertheless, the Board noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). To have a fuller picture of the financial condition and strength of the TIAA complex, together with Nuveen, the Board reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2016 and 2015 calendar years.

In addition to the Adviser’s profitability, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2016. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser for its services to the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
When evaluating the level of the advisory fees, the Independent Board Members considered whether there will be any economies of scale that may be realized by the Fund Adviser as a Fund grows and the extent to which these economies were shared with the Funds and shareholders. The Board recognized that economies of scale are difficult to measure with precision; however, the Board considered that there were several ways the Fund Adviser may share the benefits of economies of scale with the Nuveen funds, including through breakpoints in the management fee schedule reducing the fee rates as asset levels

78	NUVEEN

grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to the fee structure, the Independent Board Members have recognized that economies of scale may be realized when a particular fund grows, but also when the total size of the fund complex grows (even if the assets of a particular fund in the complex have not changed or have decreased). Accordingly, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component, each of which has a breakpoint schedule. Subject to certain exceptions, the fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds (except for Nuveen ETFs which are subject to a unitary fee) in the Nuveen complex combined grow. In addition, with respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from fee reductions as a result of the fund-level and complex-level breakpoints for the 2016 calendar year. In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on their review, the Board concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates of a Fund Adviser for services rendered to the funds and research services received by a Fund Adviser from broker-dealers that execute fund trades. The Independent Board Members noted that affiliates of the Adviser may receive compensation for serving as a co-manager for initial public offerings of new Nuveen closed-end funds and as underwriter on shelf offerings for certain existing funds. The Independent Board Members considered the compensation paid for such services in 2016.

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that the research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

NUVEEN	79

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members:

■	WILLIAM J. SCHNEIDER 1944 333 W. Wacker Drive Chicago, IL 6o6o6	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	176

■	JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	176

■	WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2003 Class I	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; past Director (2005- 2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	176

■	DAVID J. KUNDERT 1942 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2005 Class II	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	176

80	NUVEEN

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members (continued):

■	ALBIN F. MOSCHNER(2) 1952 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999- 2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991- 1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	176

■	JOHN K. NELSON 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012- 2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	176

■	JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1997 Class I	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994- 2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	176

■	CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2007 Class I	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc.(since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	176

■	TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2008 Class II	Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc.(2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000- 2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	176

NUVEEN	81

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members (continued):

■	MARGARET L. WOLFF 1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class I	Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005- 2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	176

■	ROBERT L. YOUNG(3) 1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2017 Class II	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	174

Interested Board Member:

■	MARGO L. COOK(2)(4) 1964 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III	President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; President, Global Products and Solutions (since July 2017), and, Co-Chief Executive Officer, formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since February 2017) of Nuveen, LLC; Co-President (since October 2016), formerly Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011-2016); Chartered Financial Analyst.	176

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(5)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer
Officers of the Funds:

■	CEDRIC H. ANTOSIEWICZ 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Administrative Officer	2007	Senior Managing Director (since January 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.	75

■	LORNA C. FERGUSON 1945 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	1998	Senior Managing Director (since February 2017), formerly, Managing Director (2004-2017) of Nuveen.	177

82	NUVEEN

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(5)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer
Officers of the Funds (continued):

■	STEPHEN D. FOY 1954 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013- 2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	177

■	NATHANIEL T. JONES 1979 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Treasurer	2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen.; Chartered Financial Analyst.	177

■	WALTER M. KELLY 197o 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Compliance Officer and Vice President	2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen.	177

■	DAVID J. LAMB 1963 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2015	Managing Director (since January 2017), formerly, Senior Vice President of Nuveen Investments Holdings, Inc. (since 2006), Vice President prior to 2006.	75

■	TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	177

■	KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2007	Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Secretary (since 2016) of Nuveen Commodities Asset Management, LLC, formerly Assistant Secretary (2010-2016).	177

■	KATHLEEN L. PRUDHOMME 1953 9o1 Marquette Avenue Minneapolis, MN 554o2	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	177

NUVEEN	83

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(5)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds (continued):

■	CHRISTOPHER M. ROHRBACHER 1971 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2008	Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	177

■	JOEL T. SLAGER 1978 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	177

■	GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	177

(1)	The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board members, effective July 1, 2016.
(3)	On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(4)	“Interested person” as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(5)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

84	NUVEEN

Notes

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Notes

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Notes

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Nuveen:

                                             Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

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Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

EAN-C-0517D 227052-INV-Y-07/18

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Intermediate Duration Municipal Term Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
May 31, 2017	$23,950	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception
May 31, 2016	$26,375	$0	$0	$1,995

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

[3] "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
May 31, 2017	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
May 31, 2016	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
May 31, 2017	$ 0	$ 0	$ 0	$ 0
May 31, 2016	$ 1,995	$ 0	$ 0	$ 1,995

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES

Steven M. Hlavin is a Senior Vice President at Nuveen Asset Management, LLC. He manages several open-end, closed-end and exchange-traded funds as well as a number of institutional portfolios. In addition to his portfolio management duties, he manages the firm’s tender option bond program. Currently, he manages investments for 6 Nuveen-sponsored investment companies.  Prior to his current position, Mr. Hlavin was a senior analyst responsible for the firm’s risk management and performance reporting process. Mr. Hlavin joined the firm in 2003.

John V. Miller, CFA, joined Nuveen's investment management team as a credit analyst in 1996, with three prior years of experience in the municipal market with C.W. Henderson & Assoc., a municipal bond manager for private accounts. He has a BA in Economics and Political Science from Duke University, and an MA in Economics from Northwestern University and an MBA with honors in Finance from the University of Chicago. He has been responsible for analysis of high yield credits in the utility, solid waste and energy related sectors. He is a Managing Director and Co-Head of Fixed Income of Nuveen Asset Management. He manages investments for 10 Nuveen-sponsored investment companies.

Timothy T. Ryan, CFA, is a portfolio manager for the firm’s SPDR Nuveen Exchange Traded Funds (ETFs) as well as several institutional portfolios.  During his asset management career, he has held positions in credit research, trading and portfolio management at various firms including State Street Global Advisors. Mr. Ryan joined Nuveen Asset Management as a portfolio manager in 2010 when the firm entered into a sub-advisory agreement with State Street Global Advisors. His portfolio management responsibilities have included overseeing a number of mutual funds as well as separately managed accounts for institutions and individuals.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Steven Hlavin	Registered Investment Company	9	$10.9 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	1	$5.6 million
John Miller	Registered Investment Company	10	$24.7 billion
	Other Pooled Investment Vehicles	9	$257 million
	Other Accounts	12	$13 million
Timothy Ryan	Registered Investment Company	6	$13.3 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	6	$761 million
*	Assets are as of May 31, 2017. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF REGISTRANT’S SECURITIES AS OF MAY 31, 2017

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Steven Hlavin	X
John Miller	X
Timothy Ryan	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Intermediate Duration Municipal Term Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: August 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: August 7, 2017

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: August 7, 2017